                       SCHEDULE 14A INFORMATION STATEMENT

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|
                           Check the appropriate box:
                         |_|Preliminary Proxy Statement

                |_| Confidential, For Use Of The Commission Only
                       (as permitted by Rule 14a-6(e)(2))

                     |X| Definitive Revised Proxy Statement
                       |_| Definitive Additional Materials
                 |_| Soliciting Material Pursuant to Rule 14a-12

                                YOUBET.COM, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):
         |X|      No fee required
         |_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


(4) Proposed maximum aggregate value of transaction:


(5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


(1) Amount Previously Paid:


(2) Form, Schedule or Registration Statement No.:


(3) Filing Party:


(4) Date Filed:

                                Youbet.com, Inc.
                               5901 De Soto Avenue
                        Woodland Hills, California 91367
                            Telephone: (818) 668-2100


                                                                [           ]


Dear Fellow Stockholder:

         You are cordially invited to attend Youbet.com's rescheduled Annual Meeting of Stockholders to be held on Friday, January 23, 2004, beginning at 2:00 p.m., Pacific Time, at our executive offices located at 5901 De Soto Avenue, Woodland Hills, California 91367.


         You are being asked to (i) approve an amendment to our Certificate of Incorporation and to ratify an amendment to our current by-laws to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office, (ii) approve an amendment to our Certificate of Incorporation and ratify amendments to our current by-laws to provide that future amendments to the Certificate of Incorporation and by-laws must be approved by an affirmative vote of at least 66 2/3% of the votes of the outstanding shares of our common stock, (iii) elect nine directors to hold office until their successors are duly elected and qualified, and (iv) ratify the selection of BDO Seidman, LLP as our independent auditors for the fiscal year ending December 31, 2003. Your Board of Directors urges you to read the accompanying proxy statement and recommends that you vote FOR the ratification of all of the proposed amendments to our Certificate of Incorporation and by-laws, all of the proposed nominees for election to our Board and the ratification of the selection of BDO Seidman, LLP as our auditors for the current year.



         Included in the accompanying proxy statement is a unique listing of the potential benefits and risks associated with the proposals described in clause
(i) and clause (ii) above vis-a-vis ODS Technologies d/b/a TVG, a subsidiary of Gemstar-TV Guide International. As you are likely aware, TVG has until May 18, 2004 to exercise its Additional Warrant to thereby obtain 51% of the outstanding shares of our common stock. The classified board and supermajority vote proposals described above may discourage TVG from exercising the Additional Warrant, which was a factor considered by your Board. Your Board of Directors also carefully reviewed the potential impacts of an exercise by TVG of the Additional Warrant on the Company and is providing you with the fruits of that analysis in the accompanying proxy statement. You are free to draw your own conclusion; however, please note that after considering this matter carefully, your Board of Directors has concluded that the exercise of the Additional Warrant by TVG is NOT in your best interest. Therefore, your vote FOR each of these proposals is hereby solicited.




         Please note that TVG requested an opportunity to review a draft of the accompanying proxy statement, and we accommodated this request. TVG then provided us with a letter commenting on the draft proxy statement, and in the spirit of full disclosure, we have included their letter in its entirety as Appendix I to the accompanying proxy statement. We made a good faith effort to incorporate several of their suggested changes and generally tried to address their concerns to the extent practicable and appropriate. However, we have not responded to, or revised the accompanying proxy statement to reflect, what we view as exaggerated and serious allegations contained in TVG's letter.



         Your Board of Directors appreciates and encourages stockholder participation in Youbet.com's affairs. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and mail the enclosed proxy card in the envelope provided or vote via telephone or the Internet at your earliest convenience so that your vote will be counted at the meeting.


         Thank you for your cooperation.


                                        Very truly yours,


                                        /s/ CHARLES F. CHAMPION
                                        --------------------------------------
                                        Charles F. Champion
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                                Youbet.com, Inc.
                               5901 De Soto Avenue
                        Woodland Hills, California 91367
                            Telephone: (818) 668-2100


                                                                [        ]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         The Annual Meeting of Stockholders of Youbet.com, Inc. (the "Company") will be held on Friday, January 23, 2004, beginning at 2:00 p.m., Pacific Time, at the Company's executive offices located at 5901 De Soto Avenue, Woodland Hills, California 91367, for the following purposes:


         1. To approve an amendment to the Company's Certificate of Incorporation and ratify an amendment to the Company's current by-laws to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office;


         2. To approve an amendment to the Company's Certificate of Incorporation and ratify an amendment to the Company's current by-laws to provide that future amendments to the Certificate of Incorporation and by-laws must be approved by an affirmative vote of at least 66 2/3% of the votes of the outstanding shares of our Company's Common Stock;


         3. To elect nine directors of the Company to hold office until their successors are duly elected and qualified;


         4. To ratify the selection of BDO Seidman, LLP, as independent auditors of the Company for the fiscal year ending December 31, 2003; and


         5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.


         Stockholders of record at the close of business on Monday, December 1, 2003, are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. A complete list of these stockholders will be available at least ten days prior to the Annual Meeting at the Company's executive offices located at 5901 De Soto Avenue, Woodland Hills, California 91367.


         Stockholders are requested to complete, sign, date and mail the enclosed proxy card in the envelope provided. No postage is required if the proxy card is mailed in the United States. Alternatively, stockholders may vote via telephone or the Internet.

                                        By Order of the Board of Directors,

                                        /s/ CHARLES F. CHAMPION
                                        --------------------------------------
                                        Charles F. Champion
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING..................................................................1

         Why was the September 26, 2003 meeting postponed?.......................................................1

         How is this Annual Meeting different from the postponed annual meeting?.................................2

         How do the Company's current by-laws differ from the New By-laws?.......................................2

         What are the potential effects of the proposed amendments to the Company's Certificate of Incorporation and by-laws on the Company's relationship with TVG?............................................4

         Who is entitled to attend and vote at this Annual Meeting?..............................................8

         What constitutes a quorum at this Annual Meeting?.......................................................8

         How do I vote by proxy?.................................................................................9

         Can I vote by telephone or on-line?.....................................................................9

         How do I vote if my shares are held by my broker?......................................................10

         Can I change my vote after I return my proxy card?.....................................................10

         What if I returned my proxy card, including my votes, before postponement of the September 26, 2003 meeting?......................................................................................10

         How do I vote in person?...............................................................................11

         What vote is required to approve each proposal?........................................................11

         Are there any dissenters' rights of appraisal?.........................................................12

         How are proxies being solicited?.......................................................................12

         Where are the Company's principal executive offices?...................................................12

         How can I obtain additional information about the Company?.............................................12

INFORMATION ABOUT THE COMPANY'S STOCK OWNERSHIP.................................................................13

         Which stockholders own at least five percent of the Company's Common Stock?............................13

         What is the Company's relationship with TVG?...........................................................13

                  License Agreement.............................................................................14

                  Warrant Issuance Agreement....................................................................14

         How much Common Stock Is owned by the Company's officers, directors, and nominees for director?........16

         Do any of the directors or executive officers have an interest in the matters to be acted upon?........18

         Did directors, executive officers and greater than ten percent stockholders comply with the Section
                  16(a) Beneficial Ownership Reporting Requirements in fiscal year 2002?........................18

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS..............................................................18

         Directors and Executive Officers.......................................................................18

         Nominees to the Board Of Directors.....................................................................21

INFORMATION ABOUT THE BOARD OF DIRECTORS, BOARD COMMITTEES AND DIRECTOR COMPENSATION............................22

         The Board of Directors.................................................................................22

         Committees of the Board Of Directors...................................................................22

                  Strategic Planning Committee..................................................................22

                  Nominating and Corporate Governance Committee.................................................23

                  Compensation Committee........................................................................23

                  Audit Committee...............................................................................24

         Audit Committee Report.................................................................................24

         Director Compensation..................................................................................26

COMPENSATION OF EXECUTIVE OFFICERS..............................................................................26

         Executive Officer Compensation.........................................................................27

         Option Grants in 2002..................................................................................29

         Option Exercises and Fiscal Year-End Values............................................................29

         Equity Compensation Plan Information...................................................................30

         Compensation Committee Report on Executive Compensation................................................30

         Employment, Service and Severance Agreements...........................................................32

         Change of Control Arrangements.........................................................................36

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................................................37

         PROPOSALS TO BE VOTED UPON.............................................................................40

                  PROPOSAL NO. 1................................................................................40

                           TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO PROVIDE FOR THE
                                    CLASSIFICATION OF THE BOARD OF DIRECTORS INTO THREE CLASSES OF DIRECTORS WITH
                                    STAGGERED TERMS OF OFFICE...................................................40

                  PROPOSAL NO. 2................................................................................42

                           AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO PROVIDE THAT
                                    FUTURE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BY-LAWS MUST BE
                                    APPROVED BY AN AFFIRMATIVE VOTE OF AT LEAST 66 2/3% OF THE VOTES OF THE
                                    OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK............................42

                  PROPOSAL NO. 3 ELECTION OF DIRECTORS..........................................................44

                  PROPOSAL NO. 4 SELECTION OF INDEPENDENT AUDITORS..............................................45

         Audit and Non-Audit Fees...............................................................................45

STOCKHOLDER PROPOSALS...........................................................................................46

FORWARD-LOOKING STATEMENTS......................................................................................46

EXHIBIT A PROPOSED TEXT OF ARTICLE X OF AMENDED CERTIFICATE OF INCORPORATION...................................A-1

EXHIBIT B AMENDED AND RESTATED BYLAWS OF YOUBET.COM, INC.......................................................B-1

EXHIBIT C PROPOSED TEXT OF ARTICLE XX OF CERTIFICATE OF INCORPORATION..........................................C-1

APPENDIX I TVG COMMENT LETTER..................................................................................I-1

APPENDIX II NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER.............................................II-1

APPENDIX III COMPENSATION COMMITTEE CHARTER..................................................................III-1

APPENDIX IV AUDIT COMMITTEE CHARTER...........................................................................IV-1

                                Youbet.com, Inc.
                               5901 De Soto Avenue
                        Woodland Hills, California 91367
                            Telephone: (818) 668-2100


                                                                    [         ]



--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 23, 2004
--------------------------------------------------------------------------------

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

         The 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Youbet.com, Inc. (the "Company") will be held on Friday, January 23, 2004, beginning at 2:00 p.m. Pacific Time, at the Company's executive offices located at 5901 De Soto Avenue, Woodland Hills, California 91367. At the Annual Meeting, stockholders will be asked to (i) approve an amendment to the Company's Certificate of Incorporation and ratify an amendment to the Company's current by-laws to provide for the classification of the Board of Directors (the "Board") into three classes of directors with staggered terms of office, (ii) approve an amendment to the Company's Certificate of Incorporation and ratify an amendment to the Company's current by-laws to provide that future amendments to the Certificate of Incorporation and by-laws must be approved by an affirmative vote of at least 66 2/3% of the votes of the outstanding shares of our Company's common stock (the "Common Stock"), (iii) elect nine directors of the Company to hold office until their successors are duly elected and qualified, (iv) ratify the selection of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 2003, and (v) transact such other business as may properly come before the meeting. This proxy statement, together with the accompanying notice and enclosed proxy card, are first being sent to the stockholders on or about [ ].

Why was the September 26, 2003 meeting postponed?

         The Company's annual meeting previously scheduled for September 26, 2003 was postponed in accordance with an order issued by the Delaware Chancery Court. A copy of the Chancery Court's Memorandum Opinion was included as an exhibit to the Company's Current Report on Form 8-K, dated September 25, 2003 and filed September 26, 2003. In this lawsuit, ODS Technologies, L.P., a subsidiary of Gemstar-TV Guide International, Inc. ("Gemstar"), doing business as Television Games Network ("TVG"), asked the Delaware Chancery Court to, among other things, enjoin the September 26, 2003 meeting, alleging that the Company failed to provide complete disclosure in its proxy statement dated August 25, 2003 with regard to TVG's interests in the Company and the Board's consideration of the potential ramifications of the proposed amendments to the Company's Certificate of Incorporation and by-laws on TVG's interests in the Company (these proposals are described in detail in the section captioned "Proposals to be Voted Upon" below). The Chancery Court enjoined the Company from submitting the proposed amendments to the Company's Certificate of Incorporation and current by-laws to stockholders at the September 26 meeting and ordered the Company, should it decide to proceed with such proposed amendments, to provide additional disclosures with respect to its relationship with TVG and the Company's reasons for proposing amendments to its Certificate of Incorporation and by-laws, including the potential benefits and risks of these proposals to TVG and the Company's other stockholders. Accordingly, we have postponed and rescheduled the Annual Meeting to take place on Friday, January 23, 2004.

         TVG has also instituted an arbitration proceeding in Delaware against the Company. The two principle issues in that arbitration are: (1) an assertion that the Company has breached the Warrant Issuance Agreement and the Additional Warrant, requesting an injunction barring the Company, its officers, agents, employees, representatives and all other persons acting in concert or participation with them from taking any action to implement or adopt the classified board proposal (Proposal No. 1) or the supermajority voting proposal (Proposal No. 2); and (2) TVG's request for an order directing the Company to reduce the exercise price of the Additional Warrant in accordance with the terms of the Warrant Issuance Agreement and the Additional Warrant and to comply with the provisions of the Additional Warrant. The current scheduled date for the arbitration hearing on these matters is late January 2004, with a decision to follow. The Company will vigorously defend itself in this arbitration, but cannot guarantee the outcome of this proceeding. As described below in the discussion of Proposal No. 1 and Proposal No. 2 under "Proposals to be Voted Upon", implementation of Proposal No. 1 and Proposal No. 2 is conditioned upon a ruling or other finding by the arbitrator that the changes effected by such Proposals do not breach the Warrant Issuance Agreement or the Additional Warrant. The Company will announce the results of the arbitration proceeding in a press release and, if the arbitrator rules prior to the Annual Meeting, mail notice to stockholders who receive this proxy statement.

         TVG requested an opportunity to review a draft of this Proxy Statement, and the Company accommodated this request. TVG submitted a letter to the Company commenting on the draft proxy statement, and TVG's letter, in its entirety, is attached as Appendix I to this Proxy Statement. While changes made in response to TVG's letter are not marked or otherwise indicated in the text, this Proxy Statement does incorporate several of TVG's comments.

How is this Annual Meeting different from the postponed annual meeting?


         Other than certain director nominees, the proposals to be voted on at this Annual Meeting are identical to the proposals submitted to you for the postponed September 26, 2003 meeting. As noted above, the Delaware Chancery Court ordered us to postpone the vote on the classified board proposal (Proposal No. 1) and the supermajority voting proposal (Proposal No. 2) until such time as we provided you with a revised proxy statement including additional disclosures with respect to our relationship with TVG. The Chancery Court's concerns are addressed under "What are the potential effects of the proposed amendments to the Company's Certificate of Incorporation and by-laws on the Company's relationship with TVG?" below and in the discussion of Proposal No. 1 and Proposal No. 2 under "Proposals to be Voted Upon."

How do the Company's current by-laws differ from the New By-laws?

         The Company's current by-laws were adopted by the Board in January 1999. The Board has approved several amendments to the current by-laws, which are embodied in a new amended and restated set of by-laws (the "New By-laws"). Certain of these amendments to the current by-laws are designed to comply with the Sarbanes-Oxley Act of 2002 or reflect changes in Delaware law. The following summarizes the more significant modifications reflected in the New By-laws:

         o Section 4 of the current by-laws (now Section 4 of the New By-laws) was amended to provide that the annual meeting of the Company may take place at the place designated by the Board in the notice of the meeting sent to stockholders. Revised
                  Section 4 also provides that the meeting may be held solely "by means of remote communication" in accordance with Delaware law, which facilitates Internet voting and similar innovations.

         o Section 8 of the New By-laws was added and provides that if a stockholder proposes business to be transacted at a meeting of stockholders, the stockholder must send a written notice of the proposed business to be transacted at the meeting to the Company prior to the date of the meeting. New Section 8 also sets forth the required form and content of such notice.

         o        Section 9 of the New  By-laws  was  added  and sets  forth the
                  procedures   for  the   nomination  of  director   candidates,
                  including nominations from stockholders.

         o Section 18 of the New-Bylaws was added and supercedes Section 15 of the current by-laws. New Section 18 provides that the Company will have nine directors or such other number of directors as may be determined by an affirmative vote of holders of at least 66 2/3% of the voting power of all of the then outstanding shares of the Company's voting stock.

         o Section 19 of the New-Bylaws was added and supercedes Sections 15 and 17 of the current by-laws. New Section 19 classifies the board of directors into three classes, one of which will stand for election each year. This amendment is subject to ratification by the stockholders at the Annual Meeting and a favorable ruling in the ongoing Delaware arbitration described under "Why was the September 26, 2003 meeting postponed?" above and is discussed more fully in Proposal No. 1.

         o Section 20 of the current by-laws (now Section 22 of the New-Bylaws) was amended to include two ministerial changes. Under Delaware law and as stated in the current by-laws, directors of the Company may be removed with or without cause, by holders of a majority of the outstanding shares the Company's Common Stock. However, under Delaware law, directors serving on a classified board may be removed by stockholders only for cause regardless of provisions to the contrary in a company's by-laws. If Proposal No. 1 is approved and implemented, the Company will have classified board and revised Section 20 will be effectively amended (although not actually amended) to the extent that the directors of the Company may only be removed for cause by holders of a majority of the outstanding shares the Company's Common Stock. Accordingly, to avoid confusion, if Proposal No. 1 is implemented, the words "or without" (which appear in italics in Exhibit B) will be deleted from Section 20.

         o Section 25 of the current by-laws (now Section 27 of the New By-laws) was amended to provide that the Board may create an Executive Committee which may exercise all of the powers of the Board, except those powers set forth in this section. Revised Section 25 also sets forth the term of office of committee members, provisions for the removal of committee members and rules for committee meetings.

         o Section 45 of the current by-laws (now Section 47 of the New By-laws) was amended to provide that the New By-laws may only be amended by an affirmative vote of at least 66 2/3% of the holders of a majority of the voting power of all of the then outstanding shares of the Company's voting stock. This amendment is subject to ratification by the stockholders at the Annual Meeting and favorable ruling in the ongoing Delaware arbitration described under "Why was the September 26, 2003 meeting postponed?" above and is discussed more fully in Proposal No. 2.

         o Section 46 of the current by-laws has been deleted. Section 46 provided for loans by the Company to directors. Extensions of credit are now prohibited by the Sarbanes-Oxley Act of 2002.

This list is not exhaustive. The proposed complete new text of the New By-laws is attached as Exhibit B to this Proxy Statement and, for convenience of reference, Exhibit B is marked to show changes from the Company's current by-laws.

         The advance notice provisions in Section 8 and Section 9 of the New By-laws, as well as the supermajority provisions set forth in Section 18 and
Section 47 of the New By-laws, the limitation on the right of stockholders to remove directors should the classified board proposal be implemented and the staggered board provision in Section 19 of the New By-laws all have potential anti-takeover effects. These effects are described under "Proposals to be Voted Upon--Proposal No. 1 and -Proposal No. 2." Similarly, approval and implementation of a staggered board will result in stockholders not being able to remove a director without cause, as described above and under "Proposals to be Voted Upon--Proposal No. 1". This will also make it more difficult for a potential acquiror or TVG following exercise of the Additional Warrant to effect a change in the majority of the Board.

         The Board resolved to submit the amendments set forth in Section 19 (Proposal No. 1) and Section 47 (Proposal No. 2) of the New By-laws to stockholders for ratification at the Annual Meeting. The Board has further resolved that Proposal No. 1 and Proposal No. 2 will not be implemented unless the arbitrator rules or otherwise finds that the changes effected by Proposal No. 1 and Proposal No. 2 do not breach the Warrant Issuance Agreement or the Additional Warrant. The Company will announce the results of the arbitration proceeding in a press release and, if the arbitrator rules prior to the Annual Meeting, mail notice to stockholders who receive this proxy statement.

         As permitted under Delaware law, the current by-laws provide that the Board can adopt, amend or repeal the by-laws without the approval or ratification of stockholders. The amendments listed above other than the amendments set forth in Section 19 (Proposal No. 1) and Section 47 (Proposal No.
2), as well as the other changes reflected in Exhibit B, are not being submitted to stockholders for ratification. Regardless of the outcome of the arbitration proceeding, the stockholder vote with respect to Proposal No.1 or the stockholder vote with respect to Proposal No.2, the Board intends to adopt by-laws that reflect the other modifications embodied in the New By-laws, other than those set forth in Section 19 and Section 47 of the New By-laws and the corollary supermajority change in Section 18.

What are the potential effects of the proposed amendments to the Company's Certificate of Incorporation and by-laws on the Company's relationship with TVG?

         TVG holds a warrant (the "Additional Warrant") that is currently exercisable for approximately 21,593,681 shares of Common Stock for an uncertified adjusted exercise price ranging from approximately $36 million to $40 million. The adjusted exercise price is dependent on the outcome of our pending arbitration with TVG, which is described under "Why was the September 26, 2003 meeting postponed?" above. The material terms of the Additional Warrant and the Company's relationship with TVG are described in greater detail under "Information About the Company's Stock Ownership--What is the Company's relationship with TVG?" below. If TVG were to exercise the Additional Warrant, TVG would own 51% of the outstanding Common Stock and would have the right to designate 60% of the members of the Company's Board of Directors. Therefore, while the Additional Warrant is outstanding, TVG is the only entity or individual with the ability to maintain control of a majority of the Company's Common Stock.

         There may be certain benefits and risks to the stockholders of the Company if TVG chooses to exercise the Additional Warrant and gain control of the Company. The following are potential risks and benefits presented to and reviewed by the Board in determining whether or not to approve and recommend Proposal No. 1 and Proposal No. 2 to stockholders for a vote at the Annual Meeting. These may not be the only risks or benefits associated with TVG exercising the Additional Warrant, but management believes these are the most significant considerations and represent the material aspects of those presented to the Board by management and its outside consultants, as described below. The Board did not assign any particular weight or order of importance to any of these factors.


------------------------------------------------------- -----------------------------------------------------
                  Potential Benefits                                      Potential Risks
------------------------------------------------------- -----------------------------------------------------
Perceived enhancement of the reputation of the           In June 2003, the Securities and Exchange
Company because of majority ownership by a large         Commission filed securities fraud charges against
media company.                                           Gemstar's former chief executive officer and
                                                         Gemstar's former chief financial officer, alleging
                                                         that such officers and others engaged in a
                                                         fraudulent scheme to overstate Gemstar's revenues
                                                         and to report the inflated revenues to the
                                                         investing public. Gemstar has restated its
                                                         earnings for certain fiscal periods in 2000, 2001
                                                         and 2002. This alleged fraud has also spawned a
                                                         lawsuit filed by the Investment Division of the
                                                         State of New Jersey and a number of stockholder
                                                         derivative suits. While Gemstar has restated its
                                                         earnings and replaced its chief executive officer,
                                                         chief financial officer and certain other
                                                         executives, the results of these restatements, the
                                                         alleged fraud and the ongoing litigation may
                                                         effect the ability of Gemstar's new management to
                                                         focus on its business.
------------------------------------------------------- -----------------------------------------------------

------------------------------------------------------- -----------------------------------------------------
                  Potential Benefits                                      Potential Risks
------------------------------------------------------- -----------------------------------------------------
                                                         The loss of the Company's operating flexibility
                                                         and independence, as the Company could be subject
                                                         to the operational bureaucracy of TVG.

                                                         Gemstar and TVG may limit the Company's ability to
                                                         grow by usurping growth opportunities in favor of
                                                         TVG, rather than the Company.
------------------------------------------------------- -----------------------------------------------------
Possible enhanced access to capital markets and other    The possibility that the price of the Company's
financing sources due to Gemstar's size and earnings     Common Stock may decline upon the exercise of the
relative to the Company's.                               Additional Warrant because all stockholders other
                                                         than TVG will be minority stockholders subject to
                                                         TVG's controlling interest in the Company.

                                                         The Company's strategic relationship with Magna
                                                         Entertainment Corporation would likely terminate
                                                         in the event TVG exercises the Additional Warrant
                                                         resulting in a loss of one of the Company's
                                                         competitive advantages, access to and wagering on
                                                         Magna's content and access to Magna's Call-A-Bet
                                                         System. In the first nine months of 2003, wagers
                                                         made on Magna tracks comprised 24.2% of the
                                                         Company's total handle.
------------------------------------------------------- -----------------------------------------------------
A cash infusion to the Company ranging from $36          Approval of Proposal No. 1 and Proposal No. 2 will
million to $40 million from exercise of the              decrease the likelihood of TVG exercising the
Additional Warrant.                                      Additional Warrant, and therefore, decrease the
                                                         possibility of the Company receiving approximately
                                                         $36 million to $40 million in cash.

                                                         If Proposal No. 1 and Proposal No. 2 are not
                                                         approved and TVG exercises the Additional Warrant,
                                                         TVG will have the ability to determine the use of
                                                         the proceeds received by the Company upon exercise
                                                         of the Additional Warrant.  It is unknown at this
                                                         time how TVG would use this cash.

                                                         The Company's net operating loss carryforwards of
                                                         $63 million, as of December 31, 2002, may be
                                                         subject to the limitation rules of Internal
                                                         Revenue Code Section 382.  As such, a portion or
                                                         all of the Company's net operating loss
                                                         carryforwards may not be available for utilization
                                                         in future periods.
------------------------------------------------------- -----------------------------------------------------
 Should TVG exercise the Additional Warrant and          An exercise of the Additional Warrant by TVG will
 successfully merge the Company with its advance         bring together under common ownership two of the
 deposit wagering operations, the merged company:        most significant companies in the regulated U.S.
                                                         interactive horseracing wagering market, and TVG
o        would be the largest U.S. horseracing           would need to clear the exercise of the Additional
         advance deposit wagering business in terms      Warrant or any proposed merger under the
         of customers and handle;                        Hart-Scott Rodino Antitrust Improvements Act of
                                                         1976. The Company cannot predict the outcome or
o        may be able to negotiate better contracts       the timing of a filing under the Hart-Scott Rodino
         and rates with tracks due to the size of the    Antitrust Improvements Act of 1976.
         combined company;


------------------------------------------------------- -----------------------------------------------------
                  Potential Benefits                                      Potential Risks
------------------------------------------------------- -----------------------------------------------------
                                                         Current stockholders of the Company likely will be
o        could result in an online horse racing          diluted because new shares of Common Stock will be
         destination and wagering "portal";              issued to TVG sufficient for TVG to own 51% of the
                                                         Common Stock of the Company.  The Company will
o        could create incremental savings due to the     issue these shares of Common Stock to TVG pursuant
         elimination of overlapping functions if a       to the Additional Warrant at an effective price
         combination of businesses were to occur         per share ranging from
         post-exercise; and                              $1.66 to $2.50.

o        could create incremental value through          Negotiating for a proposed merger following
         combined operations that could offset the       exercise of the Additional Warrant will present
         impact of dilution to current stockholders.     conflicts of interest for Gemstar as the sole
                                                         owner of TVG and an indirect majority owner of the
                                                         Company. Gemstar's interests could be different
                                                         than that of other Company stockholders and could
                                                         result in merger terms less favorable to Company
                                                         stockholders than would result from arm's-length
                                                         negotiations.

                                                         During the five-year period ended December 31,
                                                         2002, Gemstar stock has lagged behind its peers
                                                         and the market.  According to Gemstar's definitive
                                                         proxy statement for its 2003 Annual Meeting of
                                                         Stockholders, as filed with the Securities and
                                                         Exchange Commission on April 28, 2003, between
                                                         March 31, 1999 and December 31, 2002, Gemstar's
                                                         stock has lagged its peer group by 49% and the
                                                         NASDAQ Composite by 41%.  According to Gemstar's
                                                         disclosures, a $100 investment in Gemstar stock on
                                                         March 31, 1999 would have been worth $43 on
                                                         December 31, 2002, while $100 invested in
                                                         Gemstar's peer group over the same period of time
                                                         would be worth $84.
------------------------------------------------------- -----------------------------------------------------
Following exercise of the Additional Warrant, TVG        The Company's current management, directors and
would likely withdraw the Delaware lawsuit and the       key employees may be terminated or forced to
arbitration proceeding described under "Why was the      resign, which could require the Company to make
September 26, 2003 meeting postponed?" above.            potentially substantial payments pursuant to the
                                                         arrangements described under "Compensation of
                                                         Executive Officers-Change of Control Arrangements"
                                                         below.
------------------------------------------------------- -----------------------------------------------------



         The Additional Warrant contains a "no impairment clause", which provides that the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, conveyance or transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or other agreement or voluntary act, avoid or seek to avoid the observance or performance of any of the terms of the Additional Warrant or take any act which is inconsistent with the rights granted to TVG in the Warrant or conflict with the provisions of the Additional Warrant. The License Agreement between TVG and the Company also contains a purported "cross-default provision", which states that the Company's failure to provide TVG with the Additional Warrant in accordance with the Warrant Issuance Agreement or make certain specified payments to TVG shall be deemed a material breach of the License Agreement. The Company and TVG are currently arbitrating TVG's assertion that the submission of Proposal No. 1 and Proposal No. 2 to the Company's stockholders violates the no impairment clause. The Company does not believe that these Proposals are inconsistent or conflict with the Additional Warrant and is contesting TVG's assertion vigorously. However, if the arbitrator rules or otherwise makes a finding adverse to the Company prior to the Annual Meeting, the Company may again postpone the Annual Meeting, but the Company expressly reserves the right to proceed with the Annual Meeting with respect to Proposal No. 3 and Proposal No. 4. In addition, if TVG were to successfully invoke the so-called cross-default provision and terminate the License Agreement, such action could have a material adverse effect on the Company, but could also terminate the Company's payments to TVG, which management understands to be a material source of TVG's revenue. In this regard, for the year ended December 31, 2002 and the nine months ended September 30, 2003, handle processed by the Company pursuant to the License Agreement constituted 44% and 47%, respectively, of total handle processed for those periods, and the Company paid license fees to TVG of $5.8 million and $8.0 million, respectively for those periods.

         In the summer of 2003, the Company's management met several times to discuss the Company's strategy for the future, including the possibility that TVG may exercise the Additional Warrant. The Company engaged an outside consultant to aid in its study of the implications of the exercise of the Additional Warrant. During these sessions, the Company's management debated the pros and cons of the exercise of the Additional Warrant and the resultant possibility of a change of control of the Company, as summarized above. As a result of these discussions, management believes that the potential risks associated with TVG (or any other unfavorable party) acquiring control of the Company outweigh any perceived benefit to the Company and its stockholders, particularly those who would be minority stockholders following the exercise of the Additional Warrant by TVG. At these sessions, the Company's management considered, among other measures, the proposals to amend the Company's
Certificate of Incorporation and current by-laws to provide for the classification of the Board of Directors and to amend the Company's Certificate of Incorporation and current by-laws to provide that future amendments to the Company's Certificate of Incorporation and by-laws must be approved by a supermajority vote of at least 66 2/3% of the votes of the outstanding shares of the Company's Common Stock. Management believes that these measures may be sufficient to discourage TVG from exercising the Additional Warrant or an unsolicited offer for control of the Company by TVG or another unfavorable party. For a more detailed discussion of how these measures may discourage TVG's exercise of the Additional Warrant or an unsolicited offer for control of the Company, see "Proposals to be Voted Upon--Proposal No. 1" and "--Proposal No. 2" below.

         Management presented these matters to the Board along with a recommendation for this proxy statement to include Proposal No. 1 and Proposal No. 2. The Board carefully considered these matters (including, without limitation, how Proposal No. 1 and Proposal No. 2 may discourage TVG's exercise of the Additional Warrant) over the course of several meetings and conference calls and debated them at length prior to approving the submission of Proposal No. 1 and Proposal No. 2 to stockholders for approval. On October 21, 2003, the Board of Directors met and unanimously passed resolutions approving these proposed amendments and recommending that these proposed amendments be placed on the ballot for this Annual Meeting, provided that the Board also resolved that if the arbitrator in the proceeding described under "Why was the September 26, 2003 meeting postponed?" above rules or otherwise finds that the changes effected by Proposal No. 1 or Proposal No. 2 breach the Warrant Issuance Agreement or the Additional Warrant, the Company will not implement such Proposals, even if stockholders have approved them.

Who is entitled to attend and vote at this Annual Meeting?

         Stockholders of record at the close of business on Monday, December 1, 2003 are entitled to attend and vote at the meeting. Each share of outstanding Common Stock is entitled to one vote. The proxy card provided with this proxy statement indicates the number of shares of our Common Stock that you own and are entitled to vote.

         [Since TVG did not exercise the Additional Warrant prior to the record date for the Annual Meeting, TVG will not be entitled to vote shares underlying the Additional Warrant at the Annual Meeting. However, TVG currently holds 3,884,650 shares of Common Stock and will be entitled to vote those shares at the Annual Meeting.]

What constitutes a quorum at this Annual Meeting?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date of Monday, December 1, 2003, will constitute a quorum for purposes of this meeting. As of the record date, 28,374,911 shares of Common Stock were issued and outstanding. Proxies received but marked "withhold" or "abstain" and broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting. A "broker non-vote" occurs when a broker holding shares of Common Stock as nominee for the beneficial owner signs and returns a proxy card to us but does not vote on a particular proposal because the broker has not received instructions on how to vote from the beneficial owner of the Common Stock and the broker does not have discretionary voting power from the beneficial owner with respect to that proposal.

How do I vote by proxy?

         Your vote is very important. Whether or not you plan to attend the meeting, we urge you to complete, sign and date the enclosed proxy card and return it in the envelope provided. No postage is required if your proxy card is mailed in the United States. Alternatively, you may vote via telephone or the Internet.

         If you properly fill in your proxy card and we receive it in time to vote at the meeting or if you vote via telephone or the Internet, your "proxy" (one of the individuals named on your proxy card) will vote your shares on your behalf as you have directed on your proxy card. If you sign the proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares of Common Stock as recommended by the Board, as follows:

         o FOR the approval of the amendment to the Company's Certificate of Incorporation and the ratification of an amendment to the Company's current by-laws to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office for the members of the Board of Directors.

         o FOR the approval of an amendment to the Company's Certificate of Incorporation and the ratification of an amendment to the Company's current by-laws to provide that future amendments to the Certificate of Incorporation and by-laws must be approved by an affirmative vote of at least 66 2/3% of the votes of the outstanding shares Common Stock.

         o        FOR the election of all nine nominees for director.

         o FOR the ratification of selection of BDO Seidman, LLP, as the Company's independent auditors for the fiscal year ending December 31, 2003.

         If any other matter is presented, your proxy will vote your shares in accordance with your proxy's best judgment. At present, the Board knows of no other business that is intended to be acted on at the meeting.

Can I vote by telephone or on-line?

         Yes. Voting via the Internet or by telephone is fast, convenient and your vote is immediately confirmed and tabulated.

         If you own your shares in your own name, you can also vote via the Internet in accordance with the instructions provided on the enclosed proxy card. If your shares are held by a bank, broker or other nominee, you can also vote via the Internet or by telephone. The instructions to vote via the Internet or by telephone are provided on the voting form provided by your bank or broker. You may need to contact your bank or broker to vote.

How do I vote if my shares are held by my broker?

         If your shares of Common Stock are held by your broker in "street name", you should instruct your broker concerning how to vote your shares in the manner provided by your broker.

Can I change my vote after I return my proxy card?

         Yes. You may change your vote at any time before the proxy is exercised at the meeting. To change your vote, you may:

         1. File with the Company's Secretary a written notice "revoking" your earlier vote;

         2. Submit to our proxy solicitor a properly completed and signed proxy card with a later date; or

         3. Appear in person at the meeting, declare your prior proxy to be revoked and then vote in person at the meeting (although merely attending the meeting will not revoke your proxy). You may need to contact your bank or broker to vote.

         The Company's transfer agent is:

                        American Stock Transfer and Trust
                           59 Maiden Lane, Plaza Level
                            New York, New York 10038
                            Toll-free: (800) 937-5449

         Proxy cards should be submitted to:



                                The Altman Group
                               Attn: Paul Schulman
                            1275 Valley Brook Avenue
                           Lyndhurst, New Jersey 07071
                                 Toll-free: [ ]

What if I returned my proxy card, including my votes, before postponement of the September 26, 2003 meeting?

         As described above, the September 26, 2003 meeting was postponed in accordance with an order issued by the Delaware Chancery Court. This proxy statement addresses the Court's concerns, and accordingly, any votes cast by proxy prior to the September 26, 2003 meeting will not be counted or considered for any purpose at the rescheduled Annual Meeting. Please complete, sign and date the enclosed proxy card or vote by telephone, online or in person, as described above, to vote at the rescheduled Annual Meeting even if you submitted a proxy card prior to the September 26, 2003 meeting.

How do I vote in person?

         If you plan to attend the meeting and vote in person, we will give you a ballot or a new proxy card when you arrive at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must contact such entity with respect to the procedure for you to vote in person. What vote is required to approve each proposal?

         Proposal No. 1. For the approval of the amendment to the Company's Certificate of Incorporation and the ratification of an amendment to the Company's current by-laws to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office for the members of the Board of Directors, an affirmative vote of a majority of all the outstanding shares of Common Stock is required. Unless otherwise instructed on your signed proxy, your shares will be voted FOR the approval of this amendment to the Company's Certificate of Incorporation and the ratification of this amendment to the Company's current by-laws.

         Proposal No. 2. For the approval of an amendment to the Company's Certificate of Incorporation and the ratification of an amendment to the Company's current by-laws to provide that future amendments to the Certificate of Incorporation and by-laws must be approved by an affirmative vote of at least 66 2/3% of the votes of the outstanding shares of our Company's Common Stock, an affirmative vote of a majority of all the outstanding shares of Common Stock is required. Unless otherwise instructed on your signed proxy, your shares will be voted FOR the approval of this amendment to the Company's Certificate of Incorporation and the ratification of this amendment to the Company's current by-laws.

         Proposal No. 3. Directors are elected by a "plurality". That is, nine nominees for director who receive the most votes from those shares present or presented at the meeting will be elected. If you do not vote for a particular nominee, or if your broker does not vote your shares of Common Stock held in street name, or if you withhold authority for one or all nominees, your vote will not count either "for" or "against" the nominee, although it will be counted for purposes of determining whether there is a quorum at the meeting.

         Proposal No. 4. For the ratification of BDO Seidman, LLP, as our independent auditors for the fiscal year ending December 31, 2003, an affirmative vote of a majority of the outstanding shares of Common Stock present or represented at the meeting and which are entitled to vote is required. Unless otherwise instructed on your signed proxy, your shares will be voted FOR ratification of the selection of BDO Seidman, LLP as our independent auditors. Abstentions will have the same effect as a vote against ratifying the selection of auditors. If not ratified, the selection of BDO Seidman, LLP will be reconsidered by the Board, although the Board will not be required to select a different independent auditor for the Company.

         Other Proposals. Generally, the affirmative vote of a majority of the outstanding shares of Common Stock present or represented at the meeting and which are entitled to vote on the matter is required for all other matters which may properly come before the meeting. At present, the Board knows of no other matters to be presented for stockholder action at the meeting.

Are there any dissenters' rights of appraisal?

         The Board is not proposing any action for which the laws of the State of Delaware, the Certificate of Incorporation or the by-laws of the Company provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares of Common Stock.

How are proxies being solicited?

         Proxies will be solicited on our behalf principally by mail, but additional solicitations may be made by telephone or other media by our officers, employees or agents. We may enlist the assistance of brokerage houses, fiduciaries, custodians and other third parties in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by us.

Where are the Company's principal executive offices?

         The principal executive offices of the Company are located at 5901 De Soto Avenue, Woodland Hills, California 91367.

How can I obtain additional information about the Company?

         The Company, upon written request of any stockholder, will furnish without charge a copy of its Annual Report on Form 10-KSB (without exhibits) for the year ended December 31, 2002, as well as copies of its Forms 10-QSB for the quarterly periods ended March 31, 2003, June 30, 2003 and September 30, 2003 (also, in each case, without exhibits, each as filed with the Securities and Exchange Commission. Please address all such requests to Youbet.com, Inc., 5901 De Soto Avenue, Woodland Hills, California 91367, Attention: Secretary. The Company will, upon written request of any stockholder, furnish without charge a copy of the License Agreement or the Warrant Issuance Agreement; otherwise, Exhibits to the Form 10-KSB and each Form 10-QSB will be provided upon written request and payment of an appropriate processing fee.

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that the Company file reports, proxy statements and other information with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the Securities and Exchange Commission. The Securities and Exchange Commission's website address is http://www.sec.gov. In addition, the Company's Exchange Act filings may be inspected and copied at the public reference facilities of the Securities and Exchange Commission located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549; and at the Securities and Exchange Commission's regional offices at 233 Broadway, New York, New York 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, Illinois 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the Securities and Exchange Commission located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.

                 INFORMATION ABOUT THE COMPANY'S STOCK OWNERSHIP

Which stockholders own at least five percent of the Company's Common Stock?

         As of September 30, 2003, there were 28,374,911 shares of Common Stock issued and outstanding. The table below sets forth information as of September 30, 2003, listing individuals and entities who are known, primarily from Schedules 13D and 13G filed by such individuals and entities, to beneficially own more than 5% of our Common Stock.



                                                                        AMOUNT OF SHARES
                                                                          BENEFICIALLY           PERCENT OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER/1/                                      OWNED                  OUTSTANDING
---------------------------------------                                      -----                  -----------
David M. Marshall                                                          1,897,887/2/                  6.7%
         5901 De Soto Avenue
         Woodland Hills, California 91367

ODS Technologies, LP,  d/b/a  TVG                                         25,489,863/3/                 51.0%
         6701 Center Drive West, Suite 160
         Los Angeles, California  90045

Coghill Capital Management, L.L.C.                                         1,393,280/4/                  4.9%
         One North Wacker Drive, Suite 4725
         Chicago, Illinois  60606


---------------

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and generally includes all voting or investment power with respect to securities. Except as noted, and subject to community property laws, the persons named in the table above have sole voting power of their Common Stock.

(2) Consists of (i) 797,787 shares of Common Stock owned by Mr. Marshall directly or through David Marshall, Inc., (ii) 100 shares of Common Stock issuable upon the exercise of stock options held by Mr. Marshall, (iii) 100,000 shares of Common Stock issuable upon the exercise of warrants held by Mr. Marshall, and (iv) 1,000,000 shares of Common Stock issuable upon the exercise of stock options granted pursuant to a Services Agreement between the Company and David Marshall, Inc. Excludes shares of Common Stock and shares underlying exercisable warrants owned by Sid Marshall and the Memorial Gift Trust for which Sid Marshall, David's father, serves as Trustee.

(3) Includes shares of Common Stock represented by the Additional Warrant which is currently exercisable. See "What is the Company's relationship with TVG?"

(4) The information contained in this table, other than the calculation of percent of shares outstanding, with respect to Coghill Capital Management is based solely on a filing on Schedule 13G reporting beneficial ownership to the Securities and Exchange Commission.

What is the Company's relationship with TVG?

         In May 2001, the Company entered into a track content and patent license agreement (the "License Agreement") and a warrant issuance agreement with TVG. These agreements relate to the grant by TVG to the Company of a non-exclusive license to use telephones and certain simulcast audio, video and data content for the purpose of streaming such content online and the agreement of racetracks to accept wagers based on such content. The License Agreement also allows us to use TVG's patented systems for making pari-mutuel wagers on horse races online while watching and listening to races.

License Agreement

         The License Agreement remains in effect until the later of (i) May 18, 2011, (ii) the date of expiration of the last to expire of the TVG patents licensed to the Company under the agreement, or (iii) the date on which the last of TVG's agreements with TVG's exclusive tracks expires (unless extended, TVG's agreements with the TVG's exclusive tracks expire before May 18, 2011). The License Agreement may be terminated before the expiration of its term (a) by TVG, if the Company ceases to operate its Oregon account wagering hub or another account wagering facility approved by TVG at any time thereafter during the term; (b) by TVG, in the event that the Company brings any legal action against TVG or any of TVG's affiliates, including Gemstar, unless it is finally determined in such action that TVG (or its affiliate) acted in bad faith with respect to any claim that is the subject of the legal action; and (c) by either the Company or TVG, in the event that the other party materially breaches the License Agreement without cure upon notice.

         In consideration of the rights granted to the Company under the License Agreement, the Company has agreed to pay to TVG fees based on the handle generated by the Company from wagering activity and to issue to TVG the warrants to purchase the Company's Common Stock on the terms and conditions set forth in the Warrant Issuance Agreement, as described below.

         The Company will, upon written request of any stockholder, furnish without charge a copy of the License Agreement or the Warrant Issuance Agreement each of which are also filed as exhibits to the Company's Form 10-QSB for the quarter ended June 30, 2001 (as filed on August 14, 2001) and are available on the Securities and Exchange Commission's website.

Warrant Issuance Agreement

         Pursuant to a Warrant Issuance Agreement dated as of May 18, 2001, the Company issued to TVG an initial warrant (the "Initial Warrant"), entitling TVG to purchase an aggregate of up to 3,884,650 shares of the Company's Common Stock (the "Initial Warrant Shares") at an exercise price of $0.001 per share exercisable for a period of three years. The Initial Warrant was exercised during the quarter ended June 30, 2002, and TVG continues to hold the Initial Warrant Shares as of the date of this proxy statement.

         The Company issued the Additional Warrant to TVG on September 20, 2001, entitling TVG to purchase from the Company at any time prior to 5:00 p.m. Pacific Standard Time on May 18, 2004, for an aggregate exercise price of $36 million to $40 million depending on the outcome of the Company's pending arbitration with TVG (subject to adjustment as provided in the Additional Warrant) a number of shares of Common Stock which, when aggregated with the Initial Warrant Shares, is equal to 51% of the sum of (i) the total number of shares of the Company's Common Stock outstanding on the date the Additional Warrant is exercised, plus (ii) the total number of shares of Common Stock issuable upon exercise of the Additional Warrant, plus (iii) the total number of Initial Warrant Shares then issuable upon exercise of the Initial Warrant.

         The issuance of the Initial Warrant and the Additional Warrant pursuant to the Warrant Issuance Agreement were submitted to Company stockholders for their approval in 2001. The then existing board of directors (none of whom are currently members of the Board) recommended a vote in favor of the issuance of the Initial Warrant and the Additional Warrant pursuant to the Warrant Issuance Agreement, and stockholders approved these transactions in August 2001.

         Pursuant to the Warrant Issuance Agreement, the Company is obligated to issue additional warrants to TVG (in order to maintain TVG's rights in acquiring 51% of the Company's Common Stock) upon the exercise of any stock options or warrants, or if the Company issues any additional securities. The number of warrants to be issued to TVG would be equivalent to the number of stock options or warrants exercised or the number of additional securities issued by the Company. In addition, the Additional Warrant contains provisions for adjusting the exercise price in the event that (i) the Company makes certain additional issuances of Common Stock or securities exercisable for or convertible into Common Stock at a price less than the defined reference price per share ($2.50 per share) on which the aggregate exercise price of the Additional Warrant is based, or (ii) engages in certain issuer tender offers for the repurchase of shares of the Company's Common Stock.

The Warrant Issuance Agreement provides that for so long as TVG beneficially owns at least 5% of the Company's Common Stock, TVG will have the right to designate at least one of the Company's directors. If TVG chooses to exercise the Additional Warrant, TVG will have the right to designate 60%, or five of the nine members, of the Company's Board of Directors. In particular, the Warrant Issuance Agreement provides as follows:

         UBET Board Representation. Following the exercise of the Initial Warrant and/or the Additional Warrant and for so long as TVG beneficially owns at least 5% of the outstanding shares of [the
         Company's] common stock (the "Director Designation Period"), [the Company] agrees to use its best efforts to enable TVG to designate a number of directors to [the Company's] Board in a ratio based on TVG's overall ownership of [the Company's] Common Stock according to the following formula:


           ------------------------------------------------- -------------------------------------------
           Percentage of Outstanding Common Stock Owned by    Ratio of TVG's Board Designees to Total
                                 TVG                                    Number of Directors
           ------------------------------------------------- -------------------------------------------
           5% to 30%                                                            1/5
           ------------------------------------------------- -------------------------------------------
           more than 30% up to 49.9%                                            2/5
           ------------------------------------------------- -------------------------------------------
           more than 49.9% up to 60%                                            3/5
           ------------------------------------------------- -------------------------------------------
           more than 60% up to 79.9%                                            4/5
           ------------------------------------------------- -------------------------------------------
           more than 79.9%                                                      5/5
           ------------------------------------------------- -------------------------------------------

         In furtherance of the foregoing, during the Director Designation Period, at each annual or special meeting of the stockholders of [the Company] at which members of [the Company's] Board are to be elected, [the Company] agrees to use its best efforts to cause [the Company's] Board (or any authorized committee thereof) to nominate and recommend the election to [the Company's] Board of a number of directors designated by TVG in the ratio to the fully constituted [Company] Board set forth above, based on the percentage of the outstanding shares of [the Company's] Common Stock owned by TVG as of the record date for such meeting of [the Company's] stockholders. During the Director Designation Period, [the Company] agrees (i) to use its best efforts to fill any vacancy created by the resignation, withdrawal or removal of any director designated by TVG with a new director designated by TVG, and (ii) to not take any action to increase the number of directors constituting the full [Company] Board if, as a result of such increase and the filling of vacancies created thereby, the ratio of directors of the [the Company's] Board designated by TVG to the total number of directors shall be a fraction less than the ratio of TVG-designated directors to the total number of directors immediately prior to such increase.


         The Additional Warrant and Warrant Issuance Agreement allow TVG to assign the Additional Warrant to certain permitted transferees: (i) any affiliate of TVG; (ii) Gemstar or any of its affiliates; (iii) The News Corporation Limited and its affiliates; (iv) Liberty Media Corporation and its affiliates; or (v) the owner or operator, or the affiliates of such owner or operator, of a horse race track that provides TVG with rights to simulcast and/or accept wagers from races conducted at such track. If TVG desires to transfer the Additional Warrant to a party other than one of the permitted transferees listed above, TVG must first offer to sell the Additional Warrant to the Company. If the Company and TVG cannot agree on mutually acceptable terms for the sale of the Additional Warrant to the Company, TVG may transfer the Additional Warrant to any third party. If TVG chooses to transfer the Warrant and the Warrant Issuance Agreement to a third party, the transferee will receive TVG's right to designate a number of directors based on the ratio of such transferee's overall ownership of the Company's Common Stock in accordance with the table set forth above. The transferee will also receive the right to purchase a number of shares of the Company's Common Stock based on the formula set forth in the Additional Warrant, provided that unless TVG also sells or transfers the Initial Warrant Shares to a permitted or other transferee or such transferee otherwise acquires a like number of shares, the transferee will hold less than 51% of the Company's Common Stock upon exercise of the Additional Warrant. Stated differently, since the formula for determining the number of shares issuable upon exercise of the Additional Warrant takes into account the Initial Warrant Shares in determining what constitutes 51%, an exercising holder will only hold 51% of the Common Stock if such holder holds the Initial Warrant Shares.


         How much Common Stock Is owned by the Company's officers, directors, and nominees for director?


         The following table sets forth, as of September 30, 2003, the amount of our Common Stock beneficially owned by:

         o        Directors and nominees;

         o        The officers named in the Executive Compensation table;

         o        All directors and executive officers as a group.

              Stock Ownership of Officers, Directors, and Nominees
                            as of September 30, 2003



                                                               Amount and Nature          Percent of Shares
      Name of Beneficial Owner/1/                           of Beneficial Ownership           Outstanding
      ---------------------------                           -----------------------           -----------
      Charles F. Champion                                                      472,494/2/       1.7%
      David M. Marshall                                                      1,897,887/3/       6.7%
      Gary W. Sproule                                                           75,000/4/         *
      Michael Veitch                                                           130,647/5/         *
      Gary Adelson                                                              40,000/6/         *
      Joseph F. Barletta                                                        35,000/7/         *
      Guy Chipparoni                                                            65,000/8/         *
      James Edgar                                                               65,000/9/         *
      Jesse H. Choper                                                           [      ]          *
      Steven Good                                                               [      ]          *
      Frank Washington                                                          [      ]          *

      Named Executive Officers:
      Robert M. Fell - resigned March 20, 2002                              1,047,209/10/       3.7%
      Phillip C. Hermann - resigned April 11, 2002                            456,400/11/       1.6%
      Ron Luniewski - resigned April 8, 2002                                  273,250/12/       1.0%

      All directors and executive  officers as a group - 14
      persons                                                                  4,558,887        16.1%


* Less than one percent

(1) Beneficial ownership is determined according to the rules of the Securities and Exchange Commission and generally includes all voting or investment power with respect to securities. Except as noted, and subject to community property laws, the persons named in the table above have sole voting power of their Common Stock.

(2) Charles C. Champion: Consists of 429,994 shares of Common Stock issuable upon the exercise of stock options and 42,500 shares of Common Stock owned.

(3) David M. Marshall: Consists of (i) 797,787 shares of Common Stock owned by Mr. Marshall directly or through David Marshall, Inc., (ii) 100 shares of Common Stock issuable upon the exercise of a stock option held by Mr. Marshall, (iii) 100,000 shares of Common Stock issuable upon the exercise of warrants held by Mr. Marshall, and (iv) 1,000,000 shares of Common Stock issuable upon the exercise of stock options granted pursuant to a Services Agreement between the Company and David Marshall, Inc. Excludes shares of Common Stock and shares underlying exercisable warrants owned by Sid Marshall and the Memorial Gift Trust for which Sid Marshall, David's father, serves as Trustee.

(4) Gary W. Sproule: Consists of 75,000 shares of Common Stock issuable upon the exercise of stock options.

(5) Michael Veitch: Consists of 100,000 shares of Common Stock issuable upon the exercise of stock options and 30,647 shares of Common Stock owned.

(6) Gary Adelson: Consists of 40,000 shares of Common Stock issuable upon the exercise of stock options.

(7) Joseph F. Barletta: Consists of 30,000 shares of Common Stock issuable upon the exercise of stock options and 5,000 shares of Commons Stock owned.

(8) Guy Chipparoni: Consist of 40,000 shares of Common Stock issuable upon the exercise of stock options and 25,000 shares of Common Stock owned.

(9) James Edgar: Consists of 65,000 shares of Common Stock issuable upon the exercise of stock options.

(10) Robert M. Fell: Consists of 1,047,209 shares of Common Stock owned by Robert M. Fell Living Trust. This number is based on the number of shares received by Mr. Fell upon exercise of warrants and options during the second quarter of 2003.

(11) Phillip C. Hermann: Consists of 107,900 shares of Common Stock issuable upon the exercise of stock options and 348,500 shares of Common Stock owned. This number is based on the number of shares received by Mr. Hermann upon exercise of warrants and options during the second quarter of 2003.

(12) Ron W. Luniewski: Consists of 273,250 shares of Common Stock owned. This number is based on the number of shares received by Mr. Luniewski upon exercise of warrants and options during the second quarter of 2003.


Do any of the directors or executive officers have an interest in the matters to be acted upon?

         Charles F. Champion, David M. Marshall, Gary Adelson, Guy Chipparoni, James Edgar and Joseph F. Barletta have been nominated for re-election as directors and Jesse H. Choper, Steven Good and Frank Washington have been nominated as a director and each, therefore, have a direct interest in the outcome of Proposal No. 3. To the extent that approval and implementation of Proposal No. 1 and Proposal No. 2 may discourage TVG from exercising the Additional Warrant, tend to perpetuate the existing Board and management and would discourage takeover attempts that stockholders may feel are in their best interests, the current Board, the director nominees and the Company's executive officers have an interest in these proposals.

Did directors, executive officers and greater than ten percent stockholders comply with the Section 16(a) Beneficial Ownership Reporting Requirements in fiscal year 2002?

         Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than five percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent stockholders are required by the Securities and Exchange Commission's regulation to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely upon a review of Forms 3 and Forms 4 furnished to the Company during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors and security holders required to file the same during the fiscal year ended December 31, 2002, except that Joseph F. Barletta failed to file a Form 3 with respect to a transaction in December 2002 and Charles F. Champion failed to file a Form 4 in 2002 with respect to a transaction in November 2002. These individuals have undertaken actions necessary to correct these matters.


               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

         The directors and executive officers of the Company are:

Name                   Age   Position
----                   ---   --------

Charles F. Champion    49    Chairman of the Board, President and Chief
                               Executive Officer
David M. Marshall      40    Vice Chairman of the Board
Gary Adelson           50    Director
Guy Chipparoni         45    Director
James Edgar            57    Director
Joseph F. Barletta     67    Director
Gary W. Sproule        53    Secretary and Chief Financial Officer
Michael Veitch         56    Vice President and Chief Marketing Officer

         Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for at least the past five years.

CHARLES F. CHAMPION was appointed as Chairman of the Board in August 2003 and has served as director of the Company since March 2002, when he joined the Company as its President and Chief Operating Officer. Since September 2002, Mr. Champion has also served as the Chief Executive Officer of the Company. From July 2001 through March 2002, Mr. Champion served as an independent business consultant. From January 1999 to June 2001, Mr. Champion was President and Publisher of Access Magazine. From 1995 through December 1998, Mr. Champion served as Senior Vice President of Circulation and Marketing for Philadelphia Newspapers, Inc., a Knight Ridder Company, which also owns the Philadelphia Inquirer newspaper and the Daily News newspaper.

DAVID M. MARSHALL has served as a director of the Company since March 2002 when he rejoined the Company as Chairman of the Board and Chief Executive Officer. In September 2002, Mr. Marshall became Vice Chairman of the Board of Directors. In September 2002, Mr. Marshall relinquished his executive role when Charles Champion was promoted to Chief Executive Officer. From 1987 to 1999, Mr. Marshall served as a senior executive officer and a director of the Company. From 1987 to 1998, Mr. Marshall held the title of Chairman of the Board and CEO. Mr. Marshall was also the co-founder of MiddleWare Telecom Corporation and PC-Totes, Inc., both of which merged to become Youbet. In 1987, PC-Totes developed the world's first fault-tolerant, PC-based computer totalisator system that is now used to operate wagering at horse and dog racing tracks in the Pacific Rim.

GARY ADELSON has served as a director of the Company since April 2002. Mr. Adelson co-founded Media Connect Partners, which was recently merged into Houlihan Lokey Howard & Zukin, an investment banking firm, where Mr. Adelson now serves as a managing partner. From February 1997 to present, Mr. Adelson has been a managing partner at EastWest Venture Group and before that, in 1993, chairman of ICS, a telephone and cable company. Mr. Adelson received a B.A. in Economics from U.C.L.A.

GUY CHIPPARONI has served as a director of the Company since April 2002. Mr. Chipparoni is President of Res Publica Group, a full-service public affairs firm specializing in community, government and media relations, issues management and grassroots outreach. Prior to founding Res Publica Group, Mr. Chipparoni was the president of the public affairs division of KemperLesnik Communications, which unit specializes in community, government and media relations, issues management and grassroots outreach programs. Prior to joining KemperLesnik, Mr. Chipparoni was senior managing director of public affairs at Hill & Knowlton's Chicago office, where, from 1992 to 1997, he built one of the most successful public affairs organizations in the Midwest. Prior to joining Hill & Knowlton, Mr. Chipparoni served as a Press Secretary to the Illinois Secretary of State and, later, to former Illinois Governor James Edgar. Mr. Chipparoni also has worked on behalf of private industry by serving as liaison to state and local government to build support for corporate initiatives.

JAMES EDGAR has served as a director of the Company since June 2002. Mr. Edgar currently serves as senior advisor at the public affairs, a division of KemperLesnik Communications, which unit specializes in community, government and media relations, issues management and grassroots outreach programs. Mr. Edgar has also had a career in government spanning 30 years and ending in January 1999. He has worked in the legislative branch of government for 10 years, which included his election to the Illinois House of Representatives. Mr. Edgar served for 20 years in the executive branch of government including 10 years as Secretary of State and 8 years as Illinois' 38th Governor. As Governor of the State of Illinois, Mr. Edgar crafted legislation that allowed horse racing to remain competitive with the rapidly growing riverboat casino industry. Mr. Edgar also created laws in Illinois to improve housing conditions for workers and their families at Illinois race tracks. Since leaving the Illinois Governor's Office in January 1999, Mr. Edgar has engaged in raising and racing thoroughbred and standardbred horses. Mr. Edgar is currently a Distinguished Fellow at the University of Illinois' Institute of Government and Public Affairs, and lectures at other colleges and universities throughout the state. In the fall of 1999, Mr. Edgar was named a resident fellow at the John F. Kennedy School of Government at Harvard University. Mr. Edgar also serves on a variety of corporate and civic boards.

JOSEPH F. BARLETTA has served as a director of the Company since December 2002. Mr. Barletta is a San Francisco business consultant with an extensive media, as well as legal background. He is currently a board member of Armanino Foods of Distinction, Inc., as well as several private companies, and has served on the boards of more than 20 commercial, and nonprofit organizations. An attorney, Mr. Barletta first practiced law in Pennsylvania with his father and later was a New York City partner in the firm of Seyfarth, Shaw, Fairweather & Geraldson. In recent years he was of counsel in the firm's San Francisco office and has also served as a Public Utilities Commissioner for San Francisco and as Advisory Counsel to Independent Counsels David Barrett and Donald Smaltz in Washington, D.C. He has held senior executive positions with The Wall Street Journal and the Chicago Tribune, and served as either Chief Executive Officer or Chief Operating Officer of Thomson Newspapers, the San Francisco Newspaper Agency (San Francisco Chronicle and San Francisco Examiner), the New York Daily News, Freedom Communications, Murdoch Magazines, and TV Guide magazine.

GARY W. SPROULE has served as Secretary and Chief Financial Officer of the Company since June 2002. From July 2001 to June 2002, Mr. Sproule served as Chief Financial Officer at Disney Interactive where he had worldwide finance responsibilities including strategic planning, controllership, operations, administration, and information technology. From February 2000 to May 2001, Mr. Sproule served as Chief Financial Officer of WhatsHotNow.com. From 1997 to July 2000, Mr. Sproule served as Chief Financial Officer of Magnet Interactive Communications, a company engaged in website development.

MICHAEL J. VEITCH has served as Chief Marketing Officer of the Company since October 2002. From July 2001 to September of 2002, Mr. Veitch resumed activities in early stage media ventures. From April 1998 to June 2001, Mr. Veitch served as the CEO and Vice Chairman of Access Media Inc., the Publishers of Access Magazine. Previous to that, from July 1996 through early 1998, Mr. Veitch was President of Community Newspaper Company.

         No director is related to any other director or executive officer of the Company and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as a director.


         Each officer of the Company is appointed by the Board and holds office(s) at the pleasure and discretion of the Board.

         There are no material proceedings to which any director, director nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company or any associate of any such director, officer, affiliate or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company, except that Messrs. Marshall, Champion, Adelson, Chipparoni, Edgar and Barletta were named defendants in the lawsuit filed by TVG in the Delaware Chancery Court. See "Why was the September 26, 2003 meeting postponed?" above.

         No director, [director nominee,] officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company has, during the last five years (i) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, United States federal or state securities laws or finding any violations with respect to such laws, except the lawsuit filed by TVG in the Delaware Chancery Court described under "Why was the September 26, 2003 meeting postponed?" above and certain other litigation involving Gemstar described in Gemstar's Form 10-Q for the quarter ended June 30, 2003 and its other filings with the Securities and Exchange Commission.

Nominees to the Board Of Directors

         The nominees for election to the Board are:

Name                                            Age
----                                            ---


Jesse H. Choper                                 [  ]
Steven Good                                     [  ]
Frank Washington                                [  ]



         Set forth below are descriptions of their backgrounds and their principal occupations for at least the past five years.

JESSE H. CHOPER is a distinguished author, professor, administrator, lecturer and legal authority who specializes in the fields of constitutional law and corporate law. He has been at the University of California, Berkeley since 1965. He is currently an Earl Warren Professor of Public Law at Berkeley. He was Dean of the Berkeley Law School from 1982 until 1992. He has also taught at the Wharton School of the University of Pennsylvania, University of Minnesota Law School and as a visiting professor at both Harvard Law School and Fordham Law School. He serves on the board of directors of Casual Male Retail Group, Inc., Liquid Audio, Inc. and MM Companies, Inc. He served under Governor Pete Wilson on the California Horse Racing Board. He is a graduate of Wilkes University and University of Pennsylvania Law School. He also has an honorary Doctor of Humane Letters from Wilkes University

STEVEN GOOD is a senior partner in the certified public accounting firm of Good Swartz Brown & Berns. Mr. Good founded Block, Good and Gagerman in 1976, and the firm has evolved through the years to its current form. He is actively involved in business consulting and advisory services for a sizeable and varied client base. He also has extensive experience in acquisitions, merger transactions and business valuations. He is on the board of directors of Arden Realty Group, Inc, OSI Systems, Inc. and Big Dog Holdings, Inc. He is also very active in numerous charitable organizations. Mr. Good is an active member of the American Institute of Certified Public Accountants, the National Association of Accountants, the California Society of Certified Public Accountants and the Nevada State Board of Accountancy.

FRANK WASHINGTON is Chairman, Chief Executive Officer and the founder of Moon Shot Communications, a broadcast television acquisition company. From 1996 to June 2000, he was president and Chief Executive Officer of System Integrators, Inc., a provider of publishing solutions to major newspapers. Mr. Washington also has ownership interests in two broadcast television operations and a broadcast radio group with 30 stations. Mr. Washington has served in various United States government positions, including the White House Office of Telecommunications Policy, as Legal Assistant to the Chairman of the Federal Communications Commission and as Deputy Chief of the Federal Communications Commission's Broadcast Bureau. He serves on the boards of a number of private companies and various nonprofit organizations. Mr. Washington is a graduate of Cornell University and Yale University Law School.

         INFORMATION ABOUT THE BOARD OF DIRECTORS, BOARD COMMITTEES AND
                             DIRECTOR COMPENSATION

The Board of Directors

         The Board oversees the business affairs of the Company and monitors the performance of management. Currently, there are seven seats on the Board (six seats are currently filled and one seat is vacant).

         The Board has affirmatively determined that Messrs. Adelson, Chipparoni, Edgar and Barletta are independent as defined by the new Nasdaq listing standards. The Board also has determined that, if elected, Messrs. Chopper, Good and Washington are independent under the new Nasdaq listing standards. In reviewing the independence of the current Board members, the Board considered the consulting arrangement between the Company and Governor Edgar, and noting, among other factors, that the value of stock options vesting in each fiscal year pursuant to the terms of Governor Edgar's consulting agreement is less that $60,000 each year, the Board determined that there are no relationships that would interfere with Governor Edgar's independent judgment in carrying out his responsibilities as a director. For a summary of the material terms of Governor Edgar's consulting agreement, see "--Employment, Service and Severance Agreements--Agreements with Current Board Members."

         During 2002, each director, other than Mr. Chipparoni, attended at least 75% of the total number of meetings of the Board and meetings of the Committees on which such director served.

         Members of the Board discussed various business matters informally on numerous occasions throughout the year 2002. Eighteen formal actions were taken by vote in Board meetings that occurred throughout 2002 or by unanimous consent during 2002.

Committees of the Board Of Directors

Strategic Planning Committee

         The Strategic Planning Committee is responsible for negotiating, structuring and reviewing the Company's strategic initiatives, including possible business combinations, joint ventures, marketing alliances and other similar transactions. Messrs. Champion (Chairman), Edgar, Marshall, Barletta, Chipparoni and Adelson are the current members of the Strategic Planning
Committee. During the fiscal year ended December 31, 2002, the Strategic Planning Committee met three times.

Nominating and Corporate Governance Committee

         The Nominating and Corporate Governance Committee was formed in July 2003. The Nominating and Corporate Governance Committee is responsible for the search, identification, review and selection of qualified individuals to serve on the Board, and for the development and recommendation to the Board of a set of corporate governance principles applicable to the Company. The Nominating and Corporate Governance Committee operates pursuant to a written charter, a copy of which is attached to this Proxy Statement as Appendix II.

         Messrs. Edgar (Chairman), Barletta, Chipparoni and Marshall are the current members of the Nominating and Corporate Governance Committee. Each of the members of the Nominating and Corporate Governance Committee is independent, other than Mr. Marshall. In this regard, the Board found Mr. Marshall's service on the committee for the purpose of filling the two newly-created Board seats and one vacant Board seat to constitute exceptional circumstances that warranted his service on the committee.

         The Nominating and Corporate Governance Committee will accept nominations from stockholders. A stockholder who wishes to nominate a director should send a notice with the stockholder's nomination and the information set forth below to the Secretary of the Company. The nomination must be received at the principal executive offices of the Company not less than 50 days nor more than 90 days prior to the date of the Company's annual meeting, unless the Company gives less than 60 days notice to stockholders of the date of the annual meeting, in which case the nomination must be received not later than the 10th day following the date of the Company's notice announcing the date of the annual meeting. Accordingly, for this Annual Meeting, stockholder nominations would need to be received by the Secretary of the Company on or before [ ], 2003. A stockholder's notice to the Company concerning nominations for director shall set forth:

         o as to each person whom the stockholder proposes to nominate for election as a director the name, age, business address and, if known, the residence address of each proposed nominee, the principal occupation or employment of each nominee and the number of shares of our Common Stock beneficially owned by each nominee; and

         o as to the stockholder giving notice, the stockholder's name and address as they appear on the Company's books and the class and number of shares of Common Stock that are beneficially owned by such stockholder.


Compensation Committee

         The Compensation Committee was formed in April 2002. The duties and responsibilities of the Compensation Committee are to review periodically the compensation of executive officers and other key employees, to make recommendations as to stock options, bonuses and salaries and to perform all other duties as the Board may from time to time designate. The Compensation Committee operates pursuant to a written charter, a copy of which is attached to this Proxy Statement as Appendix III. Messrs. Barletta (Chairman) and Chipparoni are the current members of the Compensation Committee. During the fiscal year ended December 31, 2002, the Compensation Committee met four times.

Audit Committee

         The duties and responsibilities of the Audit Committee are to recommend the selection of the independent public accountants for the Company to the Board, to review the scope and cost of the audit, to review the performance and procedures of the auditors, to review the final report of the independent auditors, to be available for consultation with the independent auditors, to review with the Company's Chief Financial Officer and independent auditors corporate accounting practices and policies and financial controls and to perform all other duties as the Board may from time to time designate. During the fiscal year ended December 31, 2002, the Audit Committee met three times.

         Messrs. Adelson (Chairman), Edgar and Chipparoni are the current members of the Audit Committee. No current member of the Audit Committee has received any consulting fees (except Mr. Adelson and Mr. Edgar), advances or compensatory fees from the Company or its subsidiaries, and no member of the Audit Committee is an affiliate of the Company or its subsidiaries.

         [In light of the revised independence standards for audit committee members promulgated by Nasdaq and the Securities and Exchange Commission, the Board may reconstitute the Audit Committee following the Annual Meeting. Assuming all nine director nominees are elected at the Annual Meeting, the Board expects to appoint Messrs. [ ] as the new members of the Audit Committee.] [None of these proposed new members of the Audit Committee has received any consulting fees, advances or compensatory fees from the Company or its subsidiaries,] and no member of the Audit Committee is an affiliate of the Company or its subsidiaries. The Board has adopted an updated Audit Committee Charter. A copy of this new charter is attached to this Proxy Statement as Appendix IV.

Audit Committee Report

         The following paragraphs constitute the report of the Audit Committee for the fiscal year ended December 31, 2002. In accordance with the Securities and Exchange Commission's rules, this report shall not be deemed to be subject to Securities and Exchange Commission Regulation 14A or to Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any statements or reports filed by the Company with the Securities Exchange Commission that do not specifically incorporate this report by reference, even if this proxy statement is incorporated into any such report.

         Subsequent to the close of the 2002 fiscal year, the Audit Committee performed the following functions:

         o        reviewed  and  discussed  the  Company's   audited   financial
                  statements with management;

         o discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380). SAS 61 requires independent auditors to communicate certain matters related to the scope and conduct of an audit, including the adequacy of staffing and compensation, to those who have responsibility for oversight of the financial reporting process, specifically the Audit Committee. Among the matters to be communicated to the Audit Committee are: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates, and (iv) disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements in addition to discussing the adequacy and effectiveness of the accounting and financial controls (including the Company's system to monitor and manage business risk) and legal and ethical compliance programs;

         o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the independent accountant relating to the independent accountant's independence from the Company's management and from the Company and the matters included in the written disclosures required by the Independence Standards Board in accordance with Rule 201-2.01 promulgated by the Securities and Exchange Commission and reviewed and selected the Company's independent auditors; and

         o based on the review and discussions above with the Company's management and the independent auditors concerning the quality of accounting principles, reasonableness of significant judgments, clarity of disclosures in the financial statements, results of the annual audit and other matters to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the most recent fiscal year for filing with the Securities Exchange Commission.

In addition, the Audit Committee will continue to perform the following function:

         o review the interim financial statements with the Company's management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-QSB and discuss the results of the quarterly reviews and other matters to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.


By the members of the Audit Committee:

                             Gary Adelson, Chairman
                                   James Edgar
                                 Guy Chipparoni


Director Compensation

         Directors who are also employees receive no additional compensation for serving on the Board or its committees.

         In 2002, non-employee directors received no annual retainer or meeting fees, but were reimbursed for travel costs and other out-of-pocket expenses incurred to attend Board and committee meetings. With the appointment of Lawrence R. Lucas to the Board in January 2002, the Company granted to Mr. Lucas options to acquire 40,000 shares of Common Stock, pursuant to the 1998 Stock Option Plan. With the appointment of Gary Adelson and Guy Chipparoni in April 2002, the Company granted to each new director options to acquire 40,000 shares of Common Stock pursuant to the 1998 Stock Option Plan. With the appointment of James Edgar in June 2002, the Company granted to Mr. Edgar options to acquire 40,000 shares of Common Stock pursuant to the 1998 Stock Option Plan. With the election of Joseph Barletta to the Board in December 2002, the Company granted Mr. Barletta options to acquire 40,000 shares of Common Stock pursuant to our 1998 Stock Option Plan. The options vest monthly over one year and are exercisable for a period of ten years from the date of grant.

         Currently, non-employee directors receive:


         o $1,000 for each Board or Board member required meeting attended;


         o        $500 for participation in each telephonic Board meeting;

         o        $500 for each Board committee meeting attended;

         o $250 for participation in each telephonic Board committee meeting;

         o 15,000 stock options granted annually, commencing after the initial year of service; and

         o 5,000 stock options granted annually for each Board committee on which the director serves.

         All stock option exercise prices are set at current market price on the day of the grant. The options will vest monthly over one year and are exercisable for a period of ten years from the date of grant. Non-employee directors are also reimbursed for travel costs and other out-of-pocket expenses incurred to attend Board and Board committee meetings.

See also "Employment, Service and Severance Agreements" below.


                       COMPENSATION OF EXECUTIVE OFFICERS


Executive Officer Compensation

         The following table sets forth all compensation paid by the Company for the years ended December 31, 2002, 2001 and 2000 to those individuals who served as Chief Executive Officer in 2002 and other executive officers of the Company whose total salary and bonus for 2002 exceeded $100,000.

                                                                                                  Long Term
                                                              Annual Compensation                Compensation
                                                   -------------------------------------------     Awards &
Name and Principal Position                  Year     Salary          Bonus         Other       Stock Options
----------------------------------------------------------------- -------------- ------------- -----------------
Charles F. Champion                          2002      $ 204,360       $ 25,000      $ 31,426           750,000
    Chief Executive Officer                  2001              -              -             -                 -
    and President                            2000              -              -             -                 -

Gary W. Sproule                              2002        125,481              -         5,250           300,000
    Chief Financial Officer                  2001              -              -             -                 -
                                             2000              -              -             -                 -

David M. Marshall                            2002        201,678              -         6,166         1,000,000
    Chief Executive Officer                  2001              -              -             -                 -
                                             2000              -              -             -                 -

Robert M. Fell                               2002        105,374              -             -                 -
    Former Chairman of the Board and         2001      1,286,047              -       187,895                 -
    former Chief Executive Officer           2000        234,436              -        80,626           300,000

Ron W. Luniewski                             2002         71,234              -         5,848                 -
    Former Co-Chief Executive Officer and    2001        162,125         80,000             -           206,300
    former Chief Operating Officer           2000        168,899              -             -           245,100

Phillip C. Hermann                           2002        262,885              -        10,437           105,000
    Former Co-Chief Executive Officer and    2001        162,897         80,000        89,812           101,300
    former Chief Financial Officer           2000        162,947              -        87,832           230,100



Charles F. Champion
        From March 11, 2002 through September 10, 2002, Charles F. Champion served as the Company's President and Chief Operating Officer. On September 11, 2002, Mr. Champion was promoted to Chief Executive Officer and retained the position of President. On August 5, 2003, Mr. Champion was also appointed to serve as the Chairman of the Board of Directors. Salary represents $157,692 of paid compensation plus $46,668 of accrued compensation. Other Compensation consists of $7,269 for automobile allowance, $22,892 for duplicative living expenses, and $1,265 for medical insurance. Long Term Compensation Awards consist of employee stock options. See "Employment, Service and Severance Agreements" below.

Gary W. Sproule
        On June 3, 2002, Gary W. Sproule became the Company's Chief Financial Officer. Other Compensation consists of $5,250 for automobile allowance. Long Term Compensation Awards consist of employee stock options. See "Employment, Service and Severance Agreements" below.

David M. Marshall
        From February 1, 2002 through September 11, 2002, David M. Marshall served as the Company's Chief Executive Officer. Salary represents compensation paid to David Marshall, Inc. for the services of David M. Marshall. Other Compensation consists of $6,166 for medical insurance. See "Employment, Service and Severance Agreements" below.

Robert M. Fell
        Robert M. Fell served as Chairman of the Board until March 21, 2002 where upon he resigned. Mr. Fell also served as Chief Executive Officer until November 8, 2001 where upon he resigned. Salary represents compensation paid to Fell & Company, Inc. for the services of Robert M. Fell. Salary for 2001 includes a lump sum payment of two times the base fee per Mr. Fell's Service Agreement payable to Mr. Fell upon termination of his Service Agreement in November 2001, plus $113,745 representing retroactive increase in pay relating to services rendered in 2000. Other Compensation in 2001 includes $177,279 in disability and life insurance reimbursements and $10,616 in automobile expenses. Other Compensation in 2000 represents $69,457 in disability and life insurance reimbursements and $11,169 in automobile expenses. Long Term Compensation Awards consist of employee stock options. See "Employment, Service and Severance Agreements" below.

Ron W. Luniewski
        Ron W. Luniewski was appointed Chief Operating Officer in November 2000, and became a director and was promoted to Co-Chief Executive Officer in November 2001. On March 14, 2002, he resigned from both positions, but continued service as a non-officer employee until April 5, 2002. Other Compensation consists of $2,423 for automobile allowance and $3,425 for medical insurance. Long Term Compensation Awards in 2000 consist of 245,100 employee stock options repriced from various exercise prices to $0.69. See "Employment, Service and Severance Agreements" below.

Phillip C. Hermann
        In addition to serving as the Company's Chief Financial Officer and an Executive Vice President, Mr. Hermann was appointed to director and Co-Chief Executive Officer in November 2001. On March 21, 2002, he relinquished the Co-Chief Executive Officer position and became President and Chief Operating Officer. On March 28, 2002, Mr. Hermann resigned from the positions of President and Chief Operating Officer. On April 11, 2002, Mr. Hermann resigned from the Board and from the position of Executive Vice President, but signed an agreement to continue in the role of consultant through December 31, 2003. Salary represents $62,250 of paid compensation while serving as an executive officer plus $200,635 for consulting services. Other Compensation in 2002 consists of $9,000 for automobile allowance plus $1,437 for exec-u-care medical insurance. Other Compensation in 2001 consists of $9,000 for automobile allowance plus $80,812 related to a stock option awarded in 1998. Other Compensation in 2002 consists of $7,020 for automobile allowance plus $80,812 related to a stock option awarded in 1998. Long Term Compensation Awards in 2000 consist of 50,000 stock options issued in March 2000 and 180,100 various prior stock options all repriced to $0.69 in December 2000. See "Employment, Service and Severance Agreements" below.

                              Option Grants in 2002

         The following table sets forth certain information regarding option grants to each of the Company's named executive officers during the year ended December 31, 2002.


                                                                                                    Rates of Stock
                                                                                               Appreciation for Option
                                                  Individual Grants (1)                                Term (3)
                            ------------------------------------------------------------------ -------------------------
                               Number of          Percent of
                               Securities       Total Options
                               Underlying       Granted to All      Exercise
                                Options          Employees in        Price       Expiration
           Name               Granted (1)          2002 (2)        per Share        Date       5% per year 10% per Year
 -------------------------  -----------------  ----------------- -------------- -------------- -------------------------
 Charles F. Champion             400,000             10.2%          $  0.50       03/11/12         $125,760    $318,748
                                 350,000              8.9%             0.54       09/01/12          118,861     301,217
 Gary W. Sproule                 300,000              7.6%             0.78       06/03/12          147,161     372,936
 David M. Marshall             1,000,000             25.4%             0.64       02/01/12        1,042,493   1,659,995
 Michael J. Veitch               100,000              2.5%             0.53       09/30/12           86,331     137,468
 Phillip C. Hermann              105,100              2.7%             0.64       12/31/08           42,302     107,201
 Robert M. Fell                        -              -                -              -               -         -
 Ron W. Luniewski                      -              -                -              -               -         -

---------------
(1) Options were granted under the Company's 1998 Stock Plan and are exercisable for shares of Common Stock.

(2) For the year ended December 31, 2002, a total of 3,931,229 stock options were granted to all employees, including all named executive officers.

(3) We calculated these gains assuming annual compound stock price appreciation of 5% and 10% from the date the option was originally granted to the end of the option term. The 5% and 10% assumed annual compound rates of stock price appreciation are calculated based on the SEC's requirements and do not represent an estimate by the Company of future stock price growth.


                   Option Exercises and Fiscal Year-End Values

         The following table sets forth the number of shares acquired upon the exercise of stock options during the year ended December 31, 2002 and the number of shares covered by both exercisable and unexercisable stock options held by each of the named executive officers at December 31, 2002.

                                                             NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                                            OPTIONS AT 12/31/02 (1)              12/31/02 (2)
                                                         ------------------------------ -------------------------------
                                SHARES
                             ACQUIRED ON      VALUE
        NAME                   EXERCISE      REALIZED    EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
 -------------------------  --------------- ------------ ------------------------------ -------------------------------

 CHARLES F. CHAMPION              -              -          265,000           485,000    $  67,950    $     120,550
 GARY W. SPROULE                  -              -                  -         300,000            -                -
 DAVID M. MARSHALL                -              -          458,437           641,563       59,584           83,403
 MICHAEL J. VEITCH                -              -          100,000                 -       23,000                -
 ROBERT M. FELL                   -              -          300,100                 -            -                -
 RON W. LUNIEWSKI                 -              -          273,250                 -       17,608                -
 PHILLIP C. HERMANN               -              -          418,900            37,500       24,663            3,000

-------------------

(1) Options shown were granted under the 1998 Stock Option Plan. See "1998 Stock Option Plan" above.
(2) Value of exercisable and unexercisable in-the-money stock options were calculated by taking the difference between the exercise price of each option and the closing market price of $0.77 for the Common Stock on December 31, 2002 and then multiplying by the number of options.

                      Equity Compensation Plan Information

         The following table sets forth certain information regarding the Company's 1998 Stock Option Plans. All information set forth below is as of December 31, 2002, pursuant to applicable regulations.


                                                                                                     NUMBER OF SECURITIES
                                                                                                     AVAILABLE FOR FUTURE
                                                                                                    ISSUANCE UNDER EQUITY
                                                                                                      COMPENSATION PLANS
                                        NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE EXERCISE    (EXCLUDING SECURITIES
                                          ISSUED UPON EXERCISE OF         PRICE OF OUTSTANDING       WARRANTS AND RIGHTS
                                           OUTSTANDING OPTIONS,          OPTIONS, WARRANTS, AND      WARRANTS AND RIGHTS
      EQUITY COMPENSATION PLANS          WARRANTS, AND RIGHTS (A)             RIGHTS (B)              REFLECTED IN (A))
 ------------------------------------- ------------------------------ --------------------------- ---------------------------
 Stock Options Approved by Security
 Holders                                         6,598,075                      $ 0.84                    1,901,925
 Warrants Approved by Security
 Holders                                        20,592,078                      $ 2.70                        -
 Warrants Not Approved by Security
 Holders                                         1,200,000                      $ 1.09                        -
                                       ------------------------------ --------------------------- ---------------------------
                TOTAL                           28,390,153                      $ 1.23                    1,901,925
                                       ============================== =========================== ===========================

------------

(a) Equity compensation plans not approved by security holders consist of 1,200,000 warrants issued with an exercise price of $1.09 per share to Robert Fell as part of his employment agreement. (see "Employment, Service and Severance Agreements").

Compensation Committee Report on Executive Compensation

         The Compensation Committee has furnished the following report on executive compensation for the 2002 fiscal year.

         The Compensation Committee has the authority to review and determine the salaries and bonuses of senior executive officers of the company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants to all of the company's employees under the Company's 1998 Stock Option Plan.

         The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the company, reward individual contribution to the Company's success and align the interests of the Company's officers with the interests of its stockholders. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

         The principal factors that were taken into account in establishing each executive officer's compensation package for the 2002 fiscal year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

         Chief Executive Officer Compensation. From March 11, 2002 through September 10, 2002, Charles F. Champion served as the Company's President and Chief Operating Officer. On September 11, 2002, Mr. Champion was promoted to
Chief Executive Officer and retained the position of President. On August 5, 2003, Mr. Champion was also appointed to serve as the Chairman of the Board of Directors. Salary represents $157,692 of paid compensation plus $46,668 of accrued compensation. Other Compensation consists of $7,269 for automobile allowance, $22,892 for duplicative living expenses, and $1,265 for exec-u-care medical insurance. Long Term Compensation Awards consist of employee stock options.

         Other Senior Executive Officer Compensation During 2002 the Chief Financial Officer and Chief Marketing Officer salaries were negotiated and modified from time to time with a view toward rewards for performance associated with earnings.

         Base salaries and annual bonuses, if any, for senior executive officers are recommended by management and reviewed and approved by the Compensation Committee. The factors considered in setting compensation for senior executive officers in 2002 included overall corporate and segment performance, review of the salary levels for comparable positions at peer group companies, the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual.

         Compliance with Code Section 162(m). Section 162(m) of the Code disallows a tax deduction to publicly-held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance based. Non-performance based compensation paid to the company's executive officers for the 2002 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the company's executive officers for the 2003 fiscal year will exceed that limit. Because it is unlikely that the cash compensation payable to any of the company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the company's executive officers. The Compensation Committee will reconsider this decision should the individual cash non-performance based compensation of any executive officer ever approach the $1 million level.

         The Board did not modify any action or recommendation made by the Compensation Committee with respect to executive compensation for the 2002 fiscal year. It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the company's performance and the interests of the company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long term.

                  By the members of the Compensation Committee:
                               Joseph F. Barletta
                                 Guy Chipparoni


Employment, Service and Severance Agreements.

Agreements with Current Board Members

         Effective March 11, 2002, Charles Champion and the Company entered into an employment agreement pursuant to which Mr. Champion serves as a Director, President and Chief Operating Officer of the Company through March 2005. This employment agreement provides for Mr. Champion to receive an annual salary of $200,000 during the first year, subject to annual increases. Mr. Champion received $25,000 as a signing bonus and was also eligible to receive an annual bonus during the first year to be determined by the Board in its discretion and based on attaining certain profitability goals thereafter. Mr. Champion received a monthly car allowance in the amount of $750. Mr. Champion also was granted 400,000 stock options at an exercise price of $0.50 per share, pursuant to the Company's 1998 Stock Option Plan.

         Effective April 22, 2002, Mr. Champion and the Company entered into a First Amendment to the original employment agreement dated March 11, 2002. After the original employment agreement was entered into, the Company and Mr. Champion learned that certain vesting and matching provisions of the agreement could not be honored (the "Impediment"). In order to make Champion whole as a result of these impediments and in order to clarify his rights with respect to stock options, this First Amendment provides that in the event of separation from the Company for any reason before expiration of employment agreement, Mr. Champion would be reimbursed for the unvested portion of Company matched funds in his 401(k) account.

         Effective September 11, 2002, Mr. Champion and the Company entered into a Second Amendment to the original employment agreement dated March 11, 2002, to reflect his appointment to the position of Chief Executive Officer, in addition to President. Effective September 1, 2002, his annual salary was increased to $340,000, and he was granted an additional 350,000 stock options at an exercise price of $0.54 per share, pursuant to the Company's 1998 Stock Option Plan. The first 50,000 options vested immediately, with the remaining 300,000 options vesting at the rate of 1/30th per month. The amendment also provided that Mr. Champion will receive a special achievement bonus of 150,000 shares of the Company's Common Stock upon a change of control as defined therein. Mr. Champion will be reimbursed up to $60,000 during the period September 1, 2002 through August 31, 2003 for duplicative living expenses while working in Los Angeles and residing in Pennsylvania. On August 5, 2003, Mr. Champion was also appointed as the Chairman of the Board.

         In January 1999, David Marshall Inc. ("DMI") and the Company entered into a services agreement pursuant to which David M. Marshall served as Vice-Chairman of the Board of the Company until December 31, 1999. For making Mr. Marshall's services available, DMI received a base fee of $150,000 per year plus the amount of payroll taxes the Company would have paid if Mr. Marshall were an employee of the Company and other miscellaneous benefits. DMI was also entitled to receive an annual bonus determined by the Board in its discretion. DMI terminated the agreement pursuant to a provision which permitted DMI to terminate the agreement at anytime after December 31, 1999 and receive the compensation and benefits provided under the agreement for two years. The services agreement replaced an employment agreement entered into between Mr. Marshall and the Company in June 1998, which had substantially the same terms. Mr. Marshall resigned his position as Vice Chairman and officer effective December 31, 1999. Mr. Marshall was re-appointed Chairman of the Board and Chief Executive Officer on March 21, 2002. In September 2002, Mr. Marshall became Vice Chairman of the Board.

         Effective February 1, 2002, the Company entered into a services agreement with DMI. This agreement provides for the Company to retain the services of David Marshall through January 31, 2004, as Vice Chairman and a member of the Executive Committee and to provide other consulting services to the Company for an annual base fee of $220,000 plus a sum equal to the amount of payroll and other taxes that the Company would be required to pay if Mr. Marshall were employed by the Company. At the discretion of the Board, Mr. Marshall is eligible to receive a bonus in recognition of his performance and contributions. DMI was granted 1,000,000 options at a price of $0.64 per share pursuant to the Company's 1998 Stock Option Plan. In the event of a change of control, the Company will issue to DMI a special achievement bonus of 300,000 shares of Common Stock. If there is a change of control and the service agreement with DMI is terminated, DMI will be entitled to a severance payment in an amount equal to 2.99 times the base fee.

         In June 2002, the Company entered into a three year Consulting Agreement with James Edgar to provide political and legislative advice as directed by the Chief Executive Officer. In consideration, Mr. Edgar received options to purchase up to 60,000 shares of Common Stock at an exercise price of $0.50 per share. The options vest ratably over 36 months and have a ten-year term.


         In February 2003, the Company entered into a consulting agreement with Media Connect Partners, LLC, a company co-founded by Gary Adelson. Media Connect Partners recently merged with Houlihan Lokey Howard & Zukin. Pursuant to this consulting agreement, Media Connect Partners agreed to render consulting services to the Company in exchange for a retainer fee of $150,000 and incentive-based transaction fees in the form of warrants to purchase up to one million shares of the Company's Common Stock. No warrants have been earned or issued pursuant to this consulting agreement, and the parties are in the process of negotiating a possible replacement agreement.

Agreements with Current Executive Officers

        Agreements with Mr. Champion are described above under "Agreements with Current Board Members."

         Effective June 3, 2002, Gary W. Sproule and the Company entered into an employment agreement pursuant to which Mr. Sproule serves as Chief Financial Officer of the Company through June 2, 2004. This employment agreement provides for Mr. Sproule to receive an annual salary of $225,000 during the first year and an annual salary of $250,000 during the second year. Mr. Sproule is eligible to receive an annual bonus during the first and second years to be determined by the Board in its discretion and based on attaining certain profitability goals thereafter. Mr. Sproule is to receive a monthly car allowance in the amount of $750. Mr. Sproule was granted 300,000 stock options at an exercise price of $0.78 per share, pursuant to the Company's 1998 Stock Option Plan. If there is a change of control and Mr. Sproule's employment is terminated, he will be entitled to a severance payment equal to 90 days of his annual compensation. This employment agreement was amended effective March 1, 2003 to increase his second year annual salary ahead of schedule.

         The Company entered into an Employment Agreement with Michael J. Veitch on September 30, 2002, whereby Mr. Veitch will serve as Vice President and Chief Marketing Officer through October 1, 2004. This employment agreement provides for Mr. Veitch to receive an annual salary of $200,000 during the first year and an annual salary of $250,000 during the second year. Mr. Veitch received $25,000 as a signing bonus and is also eligible to receive an annual bonus during the first year and second year, to be determined by the Board in its discretion and based on attaining certain profitability goals thereafter. Mr. Veitch was granted 100,000 stock options with a vesting period of 60 days, at an exercise price of $0.53 per share, pursuant to the Company's 1998 Stock Option Plan. If there is a change of control and Mr. Veitch's employment is terminated, he will be entitled to a severance payment equal to 6 months of his annual compensation. Mr. Veitch is to receive a monthly car allowance in the amount of $750 and will be reimbursed up to $30,000 during the period September 30, 2002 through September 30, 2003 for duplicative living expenses while working in Los Angeles and residing in Massachusetts.

Agreements with Former Board Members and Former Executive Officers

         In March 2001, Ron Luniewski and the Company entered into an employment agreement pursuant to which Mr. Luniewski would serve as Executive Vice
President and Chief Operating Officer of the Company through April 2002. This employment agreement provided for Mr. Luniewski to receive an annual salary of $157,500, however, effective May 1, 2001, the salary was increased to $175,000. Mr. Luniewski was also eligible to receive an annual bonus determined by the Board in its discretion. This employment agreement replaced an employment agreement entered into between Mr. Luniewski and the Company in February 2000, expiring on April 2001 which had substantially the same terms. Mr. Luniewski resigned as Co-Chief Executive Officer and Director effective March 14, 2002 but continued to serve as a non-officer employee until April 5, 2002. On April 5, 2002, the Company entered into a Mutual Release agreement ("Release") with Ron Luniewski whereby the Company agreed to extend the term of the employee stock options granted to Mr. Luniewski and which were vested as of the date of the Release until April 8, 2005. Under the terms of the Release, Mr. Luniewski may only sell or transfer up to half of the shares acquired upon the exercise of these stock options during the next twelve-month period commencing as of the date of the Release. The remaining half of Mr. Luniewski's shares can be sold after one year.

         The Company entered into a Services Agreement with Fell & Company, Inc. (the "Fell Services Agreement"), which expired on June 30, 2001. This agreement called for Robert Fell to be compensated at $237,000 per annum. In May 2001, the Fell Services Agreement and related option and warrant agreements were amended as follows: (a) the base fee was increased by $150,000 retroactive to March 8, 2000; (b) the exercise price for 750,000 of the warrants was reduced from $2.50 per share to $0.45 per share, the exercise price of the remaining warrants was reduced to $0.97 per share, based upon the price of Common Stock after the announcement of the TVG transaction, and the exercise price of the 300,000 stock options held by Mr. Fell was reduced from $4.88 per share to $0.97 per share;
(c) for a 90-day period after the Company's stockholders meeting on September 20, 2001, Fell & Company, Inc. could terminate the Fell Services Agreement; and
(d) if the Fell Services Agreement was so terminated, (i) Fell & Company, Inc. would receive a lump sum payment of two times the base fee (increased as provided above), (ii) the Company must continue to provide the non-salary benefits provided for in the Fell Services Agreement for two years, including premium payments on a life insurance policy, (iii) the 150,000 unvested stock options held by Mr. Fell would vest, (iv) if Mr. Fell is not then serving as a director, he would render consulting services (up to ten hours per month) through May 9, 2003 without any additional compensation and (v) if so requested by the Board, Mr. Fell would serve as Chairman of the Board through May 9, 2002. In June 2001, the Board approved further amendments to the Fell Services Agreement extending the period of time during which Mr. Fell could terminate the Fell Services Agreement to one year after the Company's stockholders meeting on September 20, 2001. Also in June 2001, Mr. Fell agreed to increase the exercise price of his warrants and 300,000 stock options to $1.09 per share, the closing trading price of the Common Stock on June 29, 2001.

         Effective November 8, 2001, Mr. Fell resigned as the Company's Chief Executive Officer. In accordance with the Fell Services Agreement, Mr. Fell received a lump sum payment of two times the base fee, net of amounts due to the Company (consisting principally of a $140,000 note receivable plus accrued interest). Mr. Fell continued to render services to the Company receiving compensation under the Fell Services Agreement through February 8, 2002. Pursuant to Mr. Fell's resignation agreement on March 21, 2002, the Company agreed to pay Fell & Company, Inc., $55,000 (which included $38,000 in accrued vacation) in lieu of any future benefits (including whole life insurance, health/dental/vision/disability insurance, auto allowance and related auto expenses) that Mr. Fell would have been entitled to under the amended Fell Services Agreement. Mr. Fell continued as Chairman of the Board of Directors through March 21, 2002, at which time he resigned as Chairman of the Board.

         Effective November 8, 2001, Phillip Hermann and the Company entered into an employment agreement pursuant to which Mr. Hermann would serve as Co-Chief Executive Officer and Chief Financial Officer of the Company through April 2003. This employment agreement provided for Mr. Hermann to receive an annual salary of $175,000. Mr. Hermann was also eligible to receive an annual bonus determined by the Board in its discretion. Mr. Hermann was issued 100,000 in stock options at $1.00, the fair market value on the date of the grant. This employment agreement replaced an employment agreement entered into between Mr. Hermann and the Company in March 2001 expiring in April 2002 which had substantially the same terms. On March 21, 2002, Mr. Hermann and the Company entered into an employment agreement pursuant to which Mr. Hermann serves as President, Chief Operating Officer and Chief Financial Officer of the Company through April 2004. This employment agreement provides for Mr. Hermann to receive an annual salary of $225,000. Mr. Hermann is also eligible to receive an annual bonus determined by the Board in its discretion. Mr. Hermann was issued 200,000 in stock options at $0.64 per share, the fair market value at the date of the grant. In addition, on October 27, 2001, Mr. Hermann and the Company entered into a one year severance agreement pursuant to which upon a change of control as defined in the severance agreement, and at Mr. Hermann's election, Mr. Hermann could have terminated his employment agreement and received a lump sum payment equal to one year salary plus benefits. In addition, if Mr. Hermann elected to terminate his employment agreement, all options held by Mr. Hermann would become vested immediately and Mr. Hermann will have three years to exercise his options from the date of termination. On March 28, 2002, Mr. Hermann resigned as President and Chief Operations Officer. On April 11, 2002, the Company entered into a Separation Agreement with Mr. Hermann whereby, effective immediately, Mr. Hermann resigned as an executive officer of the Company and as a member of the Board. Mr. Hermann continued to serve as Chief Financial Officer through June 4, 2002, at which time a new Chief Financial Officer was hired. Under the terms of the separation agreement, Mr. Hermann will provide services to the Company until December 31, 2003. For making his services available, Mr. Hermann will receive his annual salary and other benefits. As part of the separation agreement, Mr. Hermann's stock options became fully vested, and, as consideration, Mr. Hermann agreed to certain restrictions on the sale of shares underlying his stock options and to relinquish 130,000 of his stock options.

         Effective February 1, 2002, the Company entered into a services agreement with Conor Communications Company ("CCC"). This agreement provides for the Company to retain the services of Lawrence Lucas through January 31, 2004, as Chairman of the Board of Directors and to provide other consulting services to the Company for an annual base fee of $220,000 plus a sum equal to the amount of payroll and other taxes that the Company would be required to pay if Mr. Lucas were employed by the Company. At the discretion of the Board, Mr. Lucas was eligible to receive a bonus in recognition of his performance and contributions. CCC was granted 1,000,000 options at a price of $0.64 per share (the value on the date of grant) pursuant to the Company's 1998 Stock Option Plan. In the event of a change of control, the Company will issue to CCC a special achievement bonus of 300,000 shares of Common Stock. If there is a change of control and the service agreement with CCC is terminated, CCC will be entitled to a severance payment in an amount equal to one year's base fee. On August 5, 2003, Mr. Lucas resigned from the Board, although Mr. Lucas will continue to perform consulting services for the Company through January 31, 2004 pursuant to the agreement between the Company and CCC.

Change of Control Arrangements

         The Compensation Committee has approved a retention and/or severance package for all employees in the event the Company undergoes a change of control. A change of control is defined as (i) any person acquiring beneficial ownership of Common Stock having the power to cast more than 30% of the votes with respect to the election of directors or to otherwise designate a majority of the Board, (ii) the sale or other disposition of all or substantially all of the Company's assets, or (iii) a merger or consolidation in which the Company was not the surviving entity or which triggers a change of control under clause
(i) or (ii).

         The plan provides for severance payments in the event of a change of control encompassing: (i) a multiple of annual salary if an employee is terminated within two years of the change of control; (ii) payment of COBRA benefits for one year; and (iii) all unvested options vest immediately and may be exercised within 90 days of termination. The plan also provides for retention payments in the event of a change of control, which includes payments over a designated number of quarters equal to a certain percentage of their salary. Both the severance and retention plans provide for a guarantee of bonus payments in the event the employee bonus plans are changed within two years of a change of control.


         [Management estimates the aggregate cash payment, other than for fringe benefits and value attributable to the accelerated vesting of unvested options, pursuant to the plan would range from approximately $8 million to $9 million.]


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In June 1998, the Company entered into a Securities Purchase Agreement with the Robert M. Fell Living Trust (the "Fell Trust"). Pursuant to the Securities Purchase Agreement, the Fell Trust acquired 20,000 shares of the Company's Series A Convertible Preferred Stock and a warrant to purchase 1,200,000 shares of Common Stock from the Company (the "Fell Warrant"). The purchase price for the Series A Convertible Preferred Stock acquired by the Fell Trust was $25.00 per share, of which $10,000 was paid in cash and $490,000 was paid in the form of a promissory note (the "$490,000 Fell Note"). The purchase price for the Fell Warrant was $75,000, of which $5,000 was paid in cash and $70,000 was paid in the form of a promissory note (the "$70,000 Fell Note"). The Fell Warrant expires on June 29, 2008, and entitles the Fell Trust to purchase 1,200,000 shares of Common Stock at $2.50 per share. The Fell Warrant became exercisable for the purchase of one-sixth (200,000 shares) of the shares underlying the Fell Warrant commencing on June 29, 1998, and an additional one-sixth of the shares underlying the Fell Warrant become exercisable at the rate of one-sixth (200,000 shares) of the shares underlying the Fell Warrant on each six-month anniversary date thereafter. The Fell Warrant also provides that, with certain exceptions, the Common Stock received upon the exercise of the Fell Warrant may not be sold until one year following the date on which the shares of Common Stock were first able to be purchased under the Fell Warrant. The $490,000 Fell Note bears interest at the rate of 8% per annum, which may, at the option of the Fell Trust, be paid currently or added to the principal amount of that note. The $490,000 Fell Note was due June 29, 2002. The $70,000 Fell Note bears interest at the rate of 6% per annum, which may, at the option of the Fell Trust, be paid currently or added to the principal amount of the note. The $70,000 Fell Note is due on June 29, 2008. The Fell Trust has pledged the Fell Warrant and the Series A Convertible Preferred Stock acquired by the Fell Trust in this transaction to secure the obligations of the Fell Trust under the $490,000 Fell Note and the $70,000 Fell Note. In December 1998, the Fell Trust converted the Series A Convertible Preferred Stock. On July 8, 1999, the Board approved the recommendation of the Compensation Committee to grant Fell & Company, Inc. a performance-based bonus as a result of the services of Robert M. Fell which has been credited against the aggregate amount of the $490,000 Fell Note and the $70,000 Fell Note (collectively, the "Fell Notes"), with such bonus consisting of (i) $280,000 (plus accrued interest), credited against the Fell Notes in recognition of the efforts of Mr. Fell in assisting the Company to complete the sale of the Company's 11% Senior Convertible Discounts Notes, (ii) $140,000 (plus accrued interest) credited against the Fell Notes in recognition of the efforts by Mr. Fell in assisting the Company to complete a secondary offering of securities, (iii) $70,000 (plus accrued interest) to be credited against the against the Fell Notes at such time as the Company achieves 15,000 customers and (iv) $70,000 (plus accrued interest) to be credited against the Fell Notes at such time as the Company achieves 25,000 customers. As result of the bonuses described above, the $70,000 Fell Note has been satisfied and the outstanding principal balance on the $490,000 Fell Note has been reduced to $140,000 (the "$140,000 Fell Note"). The Fell Trust has agreed that the $140,000 Fell Note will be with full recourse against the Fell Trust and the Company has released to the Fell Trust all of the collateral pledged in connection with that note. The $140,000 Fell Note plus accrued interest was applied against amounts owed to Mr. Fell due to his cancellation of the Service Agreement in November 2001.

         In June 1998, Russell Fine and the Company entered into an employment agreement pursuant to which Mr. Fine served as Executive Vice President and Chief Technology Officer. Mr. Fine received a base salary of $150,000 in 1999, and other miscellaneous benefits. Effective December 31, 1999, Mr. Fine's annual base salary was increased to $165,000. Mr. Fine was also entitled to receive an annual bonus determined by the Board. The employment agreement permitted Mr. Fine to terminate the agreement after December 29, 1999 and receive the compensation and benefits provided under the agreement for the lesser of two years or the remaining portion of the original term of the agreement, with a minimum compensation and benefit term of at least one year. Mr. Fine's agreement was terminated on May 3, 2000 and he resigned as a member of the Board of Directors and as Executive Vice President and Chief Technology Officer at that time. Effective May 3, 2000, Mr. Fine and the Company entered into a Separation Agreement pursuant to which Mr. Fine received a portion of his unpaid bonus (up to $150,000) for the year 1999. Under the separation agreement, Mr. Fine agreed to provide consulting services to the Company for a period of three years. For making his services available, Mr. Fine received a base fee of $182,500 per year and other miscellaneous benefits. In April, 2003, the Company, Mr. Fine and Fineline Services, LLC entered into a release agreement whereby Mr. Fine agreed to release the Company from certain claims related to bonus payments allegedly owed by the Company to Mr. Fine. Pursuant to the release agreement, the Company agreed to assign a warrant to purchase 20,171 shares of Common Stock and pay $150,000 to Mr. Fine and Fineline Services in fulfillment of all bonus payments allegedly owed to Mr. Fine.

         The Company entered into a Securities Purchase Agreement on March 21, 2002, whereby the prior Board approved the issuance of two one-year secured notes each in the principal amount of $100,000 at an interest rate of 12% to (1) a corporation owned by David Marshall, who became the Company's Chairman of the Board and Chief Executive Officer, and (2) Lawrence Lucas. As consideration for the notes, Mr. Marshall's and Mr. Lucas's corporations each received five-year warrants to purchase 100,000 shares of Common Stock at an exercise price of $0.50 per share. The sale of the notes and the issuance of the warrants was part of an aggregate financing in the amount of $750,000. This note was repaid in full in February 2002.

         In May 2001, the Company entered into the License Agreement and the Warrant Issuance Agreement with TVG. These agreements relate to the grant by TVG to the Company of a non-exclusive license to use telephones and certain simulcast audio, video and data content for the purpose of streaming such content online and the agreement of race tracks to accept wagers based on such content, and to use TVG's patented systems for making pari-mutuel wagers on horse races online. Among other things, the agreements call for the Company to issue to TVG two warrants to purchase Common Stock of the Company and pay certain fees to TVG. See "What is the Company's relationship with TVG?" and "Information About the Company's Stock Ownership" above.

         For a description of certain agreements between the Company and entities owned or controlled by certain current and former members of the Board and executive officers, see "Employment, Service and Severance Agreements" above.

                           PROPOSALS TO BE VOTED UPON


                                 PROPOSAL NO. 1

   TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO PROVIDE
                     FOR THE CLASSIFICATION OF THE BOARD OF
    DIRECTORS INTO THREE CLASSES OF DIRECTORS WITH STAGGERED TERMS OF OFFICE

         The Board has approved and recommends the approval by the Company's stockholders of an amendment to the Company's Certificate of Incorporation to provide for the classification of the Board into three classes of directors with staggered terms of office, including corresponding amendments to the New By-laws.

         As discussed above under "What are the potential effects of the proposed amendments to the Company's Certificate of Incorporation and by-laws on the Company's relationship with TVG?", the Board anticipates that this classified board proposal together with Proposal No. 2 could discourage TVG from gaining control of the Company by exercising the Additional Warrant. In addition, the Company's management and the Board believe that the Company may be vulnerable to certain tactics by outside parties to gain control of the Company, particularly if the Additional Warrant expires unexercised in May 2004. These tactics include the acquisition of large blocks of Common Stock (through the exercise of the Additional Warrant or otherwise), a proxy fight or a tender offer. For the reasons discussed below, the Board believes that exercise of the Additional Warrant or such other actions to take over control of the Company will be highly disruptive to the Company and not in the best interest of the Company's current stockholders, and this Proposal coupled with Proposal No. 2 are being submitted to protect the Company and its stockholders from these takeover actions, including the possible exercise of the Additional Warrant by TVG.

         The Company's current by-laws now provide that all directors are to be elected annually for a term of one year. Delaware law permits provisions in a company's certificate of incorporation or by-laws approved by stockholders that provide for a classified board of directors. The proposed classified board amendment to the Company's Certificate of Incorporation and corresponding conforming amendments set forth in the New By-laws would provide that directors will be classified into three classes, as nearly equal in number as possible. Class I directors would hold office initially for a term expiring at the 2004 annual meeting; Class II directors would hold office initially for a term expiring at the 2005 annual meeting; and Class III directors would hold office initially for a term expiring at the 2006 annual meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose term expires at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election or until their successors have been duly elected and qualified. Accordingly, with a nine member Board, it will require two annual meetings to change a majority of Board members through the election of directors. See "Proposal No. 3--Election of Directors" in this Proxy Statement, as to the composition of each class of directors if this proposal is adopted.

         The classified board proposal is designed to assure continuity and stability in the Board's leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with the Company and therefore will be familiar with its business operations. The Board believes that this permits more effective long-term strategic planning and promotes the creation of long-term value for the stockholders. While the Company has not experienced such continuity problems in the past, the Board wishes to ensure that this experience will continue. The Board also believes that the classified board proposal will assist it in protecting the interests of the Company's stockholders in the event of an unsolicited offer for the Company from TVG or another unfavorable party. The Board of Directors further believes that this stability helps promote the creation of long-term stockholder value and, as in the case with Proposal No. 2, the Board believes this will encourage any potential acquirer, including TVG, to negotiate directly with the Board, thereby giving the Board added leverage in such negotiations.

         The proposed classified board amendments will extend the time required to effect a change in control of the Board through the election of directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board can be completed by stockholders holding a majority of the votes cast at a single annual meeting or by TVG if TVG exercises the Additional Warrant. If the Company implements a classified Board of Directors, and if TVG were to exercise the Additional Warrant after such implementation or even if a takeover bidder other than TVG were to acquire a majority of the voting power of the Company's outstanding Common Stock, it will take at least two annual meetings to effectuate a change in control of the Board of Directors because only a minority of the directors will be elected at each meeting. The Warrant Issuance Agreement requires the Company to appoint TVG's nominees to 60% (five of nine) of the Board seats after TVG exercises the Additional Warrant. Should the stockholders of the Company approve this Proposal and should TVG exercise the Additional Warrant after implementation of this Proposal, TVG will have the right to designate five of the six directors to stand for election for the next two election cycles. If Proposal No. 2 is approved by the stockholders, this provision of the Certificate of Incorporation will not be subject to amendment by vote of less than 66 2/3% of the voting power of all outstanding stock of the Company. Implementation of the classified board proposal could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. The classified board proposal also will make it more difficult for the stockholders to change the composition of the Board of Directors even if stockholders believe such a change would be desirable. Because of the additional time required to change the control of the Board, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of the Board, a takeover bidder may not be able to take action to remove other impediments to its acquisition of the Company.

         The classified board proposal also is intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the Board. If the Board is presented with a proposal from a third party that has acquired a substantial block of Common Stock, the directors will be able to evaluate the proposal and study alternative proposals without the imminent threat of removal. This will help ensure that the best price is obtained in any acquisition transaction that may ultimately be consummated.

         Under Delaware law, directors chosen to fill vacancies on a classified board hold office until the next election of the class for which such directors have been chosen, or until their successors are elected and qualified. Delaware law also provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. The proposed new Article X to the Company's Certificate of Incorporation does not provide otherwise. Accordingly, if this Proposal is approved by the stockholders, directors will be permitted to be removed only for cause by the affirmative vote of holders of at least a majority of the outstanding shares of Common Stock. Presently, all directors of the Company are elected annually and all of the directors may be removed, with or without cause, by a majority vote of the outstanding shares of the Common Stock. The loss of stockholders' ability to remove directors without cause may also have anti-takeover effects. Cumulative voting is not authorized by the Company's Certificate of Incorporation.

         Although the arbitration proceeding described under "Why was the September 26, 2003 meeting postponed?" may be completed prior to the Annual Meeting, it is probable that the proceeding will not be completed (or, if completed, a ruling or other finding not issued) until after the Annual Meeting. The Board has resolved that this Proposal will not be implemented unless the arbitrator rules or otherwise finds that the changes effected by this Proposal and Proposal No. 2 do not breach the Warrant Issuance Agreement or the Additional Warrant. The Company will announce the results of the arbitration proceeding in a press release and, if the arbitrator rules prior to the Annual Meeting, mail notice to stockholders who receive this proxy statement. In the event of an adverse arbitration ruling prior to the Annual Meeting, the Company may again postpone the Annual Meeting; however, the Company expressly reserves the right to proceed with the Annual Meeting with respect to Proposal No. 3 and Proposal No. 4.

         If this Proposal is approved, the classification of the Board into three classes of directors will become effective upon our filing of a Certificate of Amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State, which filing will be made promptly after the Annual Meeting. The text of this new Article X of the Company's Certificate of Incorporation is attached as Exhibit A to this Proxy Statement. The proposed complete new text of the New By-laws is attached as Exhibit B to this Proxy Statement, and for convenience of reference, Exhibit B is marked to show changes from the Company's current by-laws, which were adopted by the Board in 1999. For a summary of other significant changes reflected in the New By-laws, see "How do the Company's current by-laws differ from the New By-laws?" above.

       THE BOARD RECOMMENDS THAT  STOCKHOLDERS  VOTE "FOR" THE PROPOSAL TO AMEND
 THE  COMPANY'S   CERTIFICATE  OF  INCORPORATION   AND  BY-LAWS  TO  CHANGE  THE
 CLASSIFICATION OF THE BOARD OF DIRECTORS INTO THREE CLASSES OF DIRECTORS.


                                 PROPOSAL NO. 2
   AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO PROVIDE THAT FUTURE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BY-LAWS MUST BE APPROVED BY AN AFFIRMATIVE VOTE OF AT LEAST 66 2/3% OF THE VOTES
             OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK

         The Board of Directors has approved and recommends the approval by the Company's stockholders of an amendment to the Company's Certificate of Incorporation and current by-laws to provide that no future amendment to the Company's Certificate of Incorporation or New By-laws may be made except only by a vote of at least 66 2/3% of the votes of all outstanding shares of Common Stock of the Company. As discussed above under "What are the potential effects of the proposed amendments to the Company's Certificate of Incorporation and by-laws on the Company's relationship with TVG?", the Board anticipates that this supermajority voting proposal together with Proposal No. 1 could discourage TVG from gaining control of the Company by exercising the Additional Warrant.

         Under Delaware law, the Company's current Certificate of Incorporation and by-laws may be amended by the vote of a majority of the outstanding shares of Common Stock. This proposal to provide that all future amendments to the Certificate of Incorporation and New By-laws must be approved by vote of 66 2/3% of the outstanding shares of Common Stock is designed to assure continuity in the Certificate of Incorporation and New By-laws and to promote stability in the Company, including but not limited to the classified board set forth in Proposal No. 1 above. If this Proposal is approved, it may discourage hostile takeover bids for the Company, perhaps including some takeovers that the majority of stockholders may feel would be in their best interests. The approval of this Proposal may also discourage TVG from exercising the Additional Warrant. Approval of this Proposal will also eliminate the exiting right of the Board to adopt, amend or repeal the by-laws without the approval or ratification of stockholders. In addition, this amendment may have the effect of limiting stockholder flexibility to amend the Company's Certificate of Incorporation or the New By-laws. Moreover, approval of this Proposal requires a simple majority vote, and thereafter, stockholders having the same percentage of voting power as those who voted in favor of this Proposal will not have sufficient voting power to alter, amend or repeal this Proposal or, if approved, Proposal No. 1. On the other hand, the Company's management and the Board encourage input from minority stockholders. For example, the Company's current by-laws and the New By-laws provide a procedure for stockholders to submit director nominees and that stockholders owning as little as 10% of votes entitled to be cast may call a special meeting of stockholders. These provisions give minority stockholders an opportunity to be heard by management and the Board, and the Board believes this Proposal further strengthens the rights of minority stockholders, particularly in light of the Additional Warrant.

         Although the arbitration proceeding described under "Why was the September 26, 2003 meeting postponed?" may be completed prior to the Annual Meeting, it is probable that the proceeding will not be completed (or, if completed, a ruling or other finding not issued) until after the Annual Meeting. The Board has resolved that this Proposal will not be implemented unless the arbitrator rules or otherwise finds that the changes effected by this Proposal and Proposal No. 1 do not breach the Warrant Issuance Agreement or the Additional Warrant. The Company will announce the results of the arbitration proceeding in a press release and, if the arbitrator rules prior to the Annual Meeting, mail notice to stockholders who receive this proxy statement. In the event of an adverse arbitration ruling prior to the Annual Meeting, the Company may again postpone the Annual Meeting; however, the Company expressly reserves the right to proceed with the Annual Meeting with respect to Proposal No. 3 and Proposal No. 4.

         If the amendment to the Company's Certificate of Incorporation and by-laws is approved, then such amendment to the Certificate of Incorporation will become effective upon filing of the amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State, which filing will be made promptly after the Annual Meeting. The New By-laws will become effective immediately upon their approval at the Annual Meeting. The New By-Laws are attached as Exhibit B to this Proxy Statement, and for convenience of reference, Exhibit B is marked to show changes from the Company's current by-laws. For a summary of other significant changes reflected in the New By-laws, see "How do the Company's current by-laws differ from the New By-laws?" above. The text of new Article XX of the Company's Certificate of Incorporation is attached as Exhibit C to this Proxy Statement.


     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO PROVIDE THAT FUTURE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BY-LAWS MUST BE APPROVED BY AN AFFIRMATIVE VOTE OF AT LEAST 66 2/3% OF THE VOTES OF
              THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK.


                                 PROPOSAL NO. 3
                              ELECTION OF DIRECTORS

        The Board of Directors has nominated the following nine persons for election as directors of the Company: Charles F. Champion, David M. Marshall, Gary Adelson, Guy Chipparoni, James Edgar, Joseph Barletta, Jesse H. Choper, Steven Good and Frank Washington. If Proposal 1 is approved, these directors will serve as follows:

Jesse H. Choper, Steven Good and Frank Washington will serve as Class I Directors, whose term will expire at the 2004 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

Guy Chipparoni, David M. Marshall and Gary Adelson will serve as Class II Directors, whose term will expire at the 2005 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

Charles F. Champion, Joseph Barletta and James Edgar will serve as Class III Directors, whose term will expire at the 2006 Annual Meeting of Stockholders or until his successor is duly elected and qualified

         If Proposal 1 is not approved, all of these directors will serve for a term of one (1) year or until such director's successor is elected and qualified.

         The persons named in the proxy will vote FOR these nominees, except where authority has been withheld as to a particular nominee.

         The nine nominees for director who receive the most votes from those shares present or represented at the meeting will be elected. [The nominees have consented to being named in this Proxy Statement and to serve their terms if elected.] If the nominees should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute designated by the Board of Directors of the Company.

      THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THESE NOMINEES FOR
               ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY.


                                 PROPOSAL NO. 4
                        SELECTION OF INDEPENDENT AUDITORS

         The Audit Committee has selected the firm of BDO Seidman, LLP, which has served as independent auditors of the Company since March 3, 1998, to conduct an audit, in accordance with generally accepted auditing standards, of the Company's consolidated financial statements for the fiscal year ending December 31, 2003. A representative of that firm is expected to be present at the meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. This selection is being submitted for ratification at the meeting. If not ratified, the selection will be reconsidered by the Audit Committee, although the Audit Committee will not be required to select different independent auditors for the Company. Unless otherwise instructed on your signed proxy, it will be voted FOR ratification of the selection of BDO Seidman, LLP.

         THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

Audit and Non-Audit Fees

        The following table sets forth fees for services BDO Seidman, LLP provided during fiscal years 2002 and 2001:



                                 2002                     2001
Audit Fees(1)               $           106,000     $             91,000
Audit-related fees(2)                         0                        0
Tax fees(3)                              23,000                   15,000
All other fees(4)                             0                        0
                            -------------------     --------------------
          Total             $           129,000     $            106,000
                            ===================     ====================


-----------


(1) Represents fees for professional services provided in connection with the audit of the Company's annual financial statements and review of the Company's quarterly financial statements, advice on accounting matters that arose during the audit and audit services provided in connection with a Delaware statutory filing.

(2) During 2002 and 2001, the Company did not incur fees for assurance services related to the audit of the Company's financial statements and for services in connection with audits of the Company's benefit plans, which services would be reported in this category.

(3) Represents fees for services and advice provided in connection with preparation of the Company's federal and state (California and Oregon) tax returns.

         The Audit Committee has determined that the provision of non-audit services by BDO Seidman, LLP is compatible with maintaining BDO Seidman, LLP's independence. Generally, the Audit Committee approves in advance audit and non-audit services to be provided by BDO Seidman, LLP. In other cases, in accordance with Rule 2.01(c)(7) of Securities and Exchange Commission Regulation S-X, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for matters which arise or otherwise require approval between regularly scheduled meeting of the Audit Committee, provided that the Chairman report such approvals to the Audit Committee and the next regularly scheduled meeting of the Audit Committee.] [Following, the Annual Meeting, the Board may reconstitute the Audit Committee, and if it does so, the new Audit Committee may modify or replace the Audit Committee's current pre-approval policies and procedures.]



                              STOCKHOLDER PROPOSALS

         If you wish to submit proposals to be included in the Company's year 2004 proxy statement, the Company must receive them on or before [ ], 2004. Please address your proposals to the Company's Corporate Secretary at Youbet.com, Inc., 5901 De Soto Avenue, Woodland Hills, California 91367. Proposals must satisfy the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934. In addition, the Company's current by-laws and the New By-laws provide that any stockholder proposals, including nominations of directors, may be considered at a stockholders meeting, only if written notice of the proposal is delivered to the Company not less than 50 nor more than 75 days in advance of the meeting. A stockholder's notice to the Company with respect to proposals for a meeting shall set forth as to each matter the stockholder proposes to bring before the meeting: o a brief description of the business desired to be brought before the meeting;

        o the stockholder's name and address as they appear on the Company's books;

        o the class and number of shares of Common Stock that are beneficially owned by such stockholder; and

        o       any material interest of the stockholder in such proposal.


For the procedural requirements for stockholders submitting director nominees for consideration, see "Information About the Board of Directors, Board Committees and Director Compensation--Committees of the Board of Directors--Nominating and Corporate Governance Committee" above.

                           FORWARD-LOOKING STATEMENTS

         This proxy statement contains certain forward-looking statements. Statements containing expressions such "may", "will", "project", "might", "expect", "believe", "anticipate", "intend", "could", "would", "estimate", "potential", "continue" or "pursue", or the negative or other variations thereof or comparable terminology used in Youbet's press releases and in its reports filed with the Securities and Exchange Commission are intended to identify forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this report. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations. From time to time, these risks, uncertainties and other factors are discussed in the Company's filings with the Securities and Exchange Commission. Such factors include, without limitation, the following: the outcome of our ongoing arbitration and related discussions with TVG; the timely development and market acceptance of new products and technologies; our ability to secure additional sources of financing; our ability to control operating expenses; increased competition in the advance deposit wagering business; a decline in the public acceptance of wagering; wagering ceasing to be approved in jurisdictions where Youbet currently operates; the limitation, conditioning or suspension of any of Youbet's licenses; increases in or new taxes imposed on wagering revenues; loss or retirement of key executives; and a decline in the general economy.
Stockholders and other readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this report. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

                                    EXHIBIT A


       PROPOSED TEXT OF ARTICLE X OF AMENDED CERTIFICATE OF INCORPORATION

                                    ARTICLE X

         The number of directors of the Corporation shall be set forth in the By-laws of the Corporation, which number may be increased or decreased pursuant to the By-laws of the Corporation. The Board of Directors shall be classified, in respect solely to the time for which they shall severally hold office, by dividing them into three (3) classes, each such class to be as nearly as possible equal in number of directors to each other class. The first term of office of directors of the first class (Class I) shall expire at the first annual meeting after their election, and thereafter such terms shall expire on each three (3) year anniversary of such date; the term of office of the directors of the second class (Class II) shall expire on the one (1) year anniversary of the first annual meeting after their election, and thereafter such terms shall expire on each three (3) year anniversary of such one (1) year anniversary; and the term of office of the directors of the third class (Class
III) shall expire on the two (2) year anniversary of the first annual meeting after their election, and thereafter such terms shall expire on each three (3) year anniversary of such two (2) year anniversary. At each succeeding annual meeting, the stockholders shall elect directors for a full term or the remainder thereof, as the case may be, to succeed those whose terms have expired. Each director shall hold office for the term for which elected and until his successor shall be elected and qualify.

                                    EXHIBIT B

                           AMENDED AND RESTATED BYLAWS
                                       OF
                                YOUBET.COM, INC.

                            (A DELAWARE CORPORATION)


     The Amended and Restated Bylaws set forth in this Exhibit B are marked to show changes from the current by-laws, which were adopted by the Board of Directors in 1999. For purposes of filing this Exhibit with the
       Securities and Exchange Commission, words appearing in all capital letters are additions to the current bylaws and words appearing with brackets are words deleted from the current bylaws with the adoption of these Amended and Restated Bylaws.


                                    ARTICLE I
                                     OFFICES

         Section 1. Registered Office. The corporation shall maintain a registered office [of the corporation ]in the State of Delaware [shall be in the City of Dover, County of Kent.]at such place as may from time to time be fixed by the Board of Directors.

         Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                                 CORPORATE SEAL

        Section 3. Corporate Seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware[.]" Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                   ARTICLE III
                             STOCKHOLDERS' MEETINGS

         Section 4. Place of Meetings. Meetings of the stockholders of the corporation shall be held at such TIME AND PLACE, either within or without the State of Delaware, as may be [designated from time to time]FIXED by the Board of Directors, [or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 2 hereof.]AS SHALL BE STATED IN THE NOTICE OF THE MEETING OR IN A DULY EXECUTED WAIVER OF NOTICE THEREOF. THE BOARD OF DIRECTORS MAY, IN ITS SOLE DISCRETION, DETERMINE THAT A MEETING SHALL NOT BE HELD AT ANY PLACE, BUT MAY INSTEAD BE HELD SOLELY BY MEANS OF REMOTE COMMUNICATION AS AUTHORIZED BY DELAWARE STATUTE.

         Section 5.  Annual Meeting.

                  (a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

                  (b) NO BUSINESS MAY BE TRANSACTED AT AN ANNUAL MEETING OF STOCKHOLDERS, OTHER THAN BUSINESS THAT IS EITHER (I) SPECIFIED IN THE NOTICE OF MEETING (OR ANY SUPPLEMENT THERETO) GIVEN BY OR AT THE DIRECTION OF THE BOARD OF DIRECTORS (OR ANY DULY AUTHORIZED COMMITTEE THEREOF), (II) OTHERWISE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING BY OR AT THE DIRECTION OF THE BOARD OF DIRECTORS (OR ANY DULY AUTHORIZED COMMITTEE THEREOF) OR (III) OTHERWISE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING BY ANY STOCKHOLDER OF THE CORPORATION 1) WHO IS A STOCKHOLDER OF RECORD ON THE DATE OF THE GIVING OF THE NOTICE PROVIDED FOR IN THIS PARAGRAPH (B) AND ON THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO VOTE AT SUCH ANNUAL MEETING AND 2) WHO COMPLIES WITH THE NOTICE PROVISIONS AS SET FORTH IN SECTIONS 8 AND 9.

         Section 6.  Special Meetings.

                   (a) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) or (iv) by the holders of shares entitled to cast not less than ten (10) percent (10%) of the votes at the meeting, and shall be held at such place, on such date, and at such time as the Board of Directors, shall fix.

                   (b) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice[.] AND IN COMPLIANCE WITH THE APPLICABLE NOTICE REQUIREMENTS OF SECTIONS 8 AND 9. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held[.]

         Section 7. Notice of Meetings. Except as otherwise provided by law or the Certificate of Incorporation, AS AMENDED FROM TIME TO TIME (THE "CERTIFICATE OF INCORPORATION"), written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

         SECTION 8. ADVANCE NOTICE  PROVISIONS  FOR  STOCKHOLDER  PROPOSALS.  IN
ADDITION TO ANY OTHER APPLICABLE REQUIREMENTS, FOR BUSINESS TO BE PROPERLY BROUGHT BEFORE ANY MEETING BY A STOCKHOLDER, SUCH STOCKHOLDER MUST HAVE GIVEN TIMELY NOTICE THEREOF IN PROPER WRITTEN FORM TO THE SECRETARY OF THE CORPORATION.

                  TO BE TIMELY, A STOCKHOLDER'S NOTICE TO THE SECRETARY MUST BE DELIVERED TO OR MAILED AND RECEIVED AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION NOT LESS THAN FIFTY (50) DAYS NOR MORE THAN NINETY (90) DAYS PRIOR TO THE DATE OF THE MEETING; PROVIDED, HOWEVER, THAT IN THE EVENT THAT LESS THAN SIXTY (60) DAYS NOTICE OR PRIOR PUBLIC DISCLOSURE OF THE DATE OF THE MEETING IS GIVEN OR MADE TO STOCKHOLDERS, NOTICE BY THE STOCKHOLDER IN ORDER TO BE TIMELY MUST BE SO RECEIVED NOT LATER THAN THE CLOSE OF BUSINESS ON THE TENTH (10TH) DAY FOLLOWING THE DAY ON WHICH SUCH NOTICE OF THE DATE OF THE MEETING WAS MAILED OR SUCH PUBLIC DISCLOSURE OF THE DATE OF THE MEETING WAS MADE, WHICHEVER FIRST OCCURS.

                  TO BE IN PROPER WRITTEN FORM, A STOCKHOLDER'S NOTICE TO THE SECRETARY MUST SET FORTH AS TO EACH MATTER SUCH STOCKHOLDER PROPOSES TO BRING BEFORE THE MEETING (I) A BRIEF DESCRIPTION OF THE BUSINESS TO BE BROUGHT BEFORE THE MEETING AND THE REASONS FOR CONDUCTING SUCH BUSINESS AT THE MEETING, (II) THE NAME AND RECORD ADDRESS OF SUCH STOCKHOLDER, (III) THE CLASS OR SERIES AND NUMBER OF SHARES OF CAPITAL STOCK OF THE CORPORATION WHICH ARE OWNED BENEFICIALLY OR OF RECORD BY SUCH STOCKHOLDER, (IV) A DESCRIPTION OF ALL ARRANGEMENTS OR UNDERSTANDINGS BETWEEN SUCH STOCKHOLDER AND ANY OTHER PERSON OR PERSONS (INCLUDING THEIR NAMES) IN CONNECTION WITH THE PROPOSAL OF SUCH BUSINESS BY SUCH STOCKHOLDER AND ANY MATERIAL INTEREST OF SUCH STOCKHOLDER IN SUCH BUSINESS AND (V) A REPRESENTATION THAT SUCH STOCKHOLDER INTENDS TO APPEAR IN PERSON OR BY PROXY AT THE MEETING TO BRING SUCH BUSINESS BEFORE THE MEETING.

                  NO BUSINESS SHALL BE CONDUCTED AT ANY MEETING OF STOCKHOLDERS EXCEPT BUSINESS BROUGHT BEFORE THE MEETING IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS SECTION 8, PROVIDED, HOWEVER, THAT ONCE BUSINESS HAS BEEN PROPERLY BROUGHT BEFORE THE MEETING IN ACCORDANCE WITH SUCH PROCEDURES, NOTHING IN THIS
SECTION 8 SHALL BE DEEMED TO PRECLUDE DISCUSSION BY ANY STOCKHOLDER OF ANY SUCH BUSINESS. IF THE CHAIRMAN OF A MEETING DETERMINES THAT BUSINESS WAS NOT PROPERLY BROUGHT BEFORE THE MEETING IN ACCORDANCE WITH THE FOREGOING PROCEDURES, THE CHAIRMAN SHALL DECLARE TO THE MEETING THAT THE BUSINESS WAS NOT PROPERLY BROUGHT BEFORE THE MEETING AND SUCH BUSINESS SHALL NOT BE TRANSACTED.

                  FOR PURPOSES OF THIS SECTION 8 AND SECTION 9, "PUBLIC NOTICE" SHALL MEAN DISCLOSURE IN A PRESS RELEASE REPORTED BY A RECOGNIZED NATIONAL NEWS SERVICE OR IN A DOCUMENT PUBLICLY FILED BY THE CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13, 14 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT").

         SECTION 9. ADVANCE NOTICE PROVISIONS FOR ELECTION OF DIRECTORS. ONLY PERSONS WHO ARE NOMINATED IN ACCORDANCE WITH THE FOLLOWING PROCEDURES SHALL BE ELIGIBLE FOR ELECTION AS DIRECTORS OF THE CORPORATION. NOMINATIONS OF PERSONS
FOR ELECTION TO THE BOARD OF DIRECTORS MAY BE MADE AT ANY ANNUAL MEETING OF STOCKHOLDERS, OR AT ANY SPECIAL MEETING OF STOCKHOLDERS CALLED FOR THE PURPOSE OF ELECTING DIRECTORS, (A) BY OR AT THE DIRECTION OF THE BOARD OF DIRECTORS (OR ANY DULY AUTHORIZED COMMITTEE THEREOF) OR (B) BY ANY STOCKHOLDER OF THE CORPORATION (I) WHO IS A STOCKHOLDER OF RECORD ON THE DATE OF THE GIVING OF THE NOTICE FOR SUCH MEETING AND (II) ON THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO VOTE AT SUCH MEETING AND (III) WHO COMPLIES WITH THE NOTICE PROCEDURES SET FORTH IN THIS SECTION 9.

                  IN ADDITION TO ANY OTHER APPLICABLE REQUIREMENTS, FOR A NOMINATION TO BE MADE BY A STOCKHOLDER SUCH STOCKHOLDER MUST HAVE GIVEN TIMELY NOTICE THEREOF IN PROPER WRITTEN FORM TO THE SECRETARY OF THE CORPORATION.

                  TO BE TIMELY, A STOCKHOLDER'S NOTICE TO THE SECRETARY MUST BE DELIVERED TO OR MAILED AND RECEIVED AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION (A) IN THE CASE OF ANNUAL MEETING, NOT LESS THAN FIFTY (50) DAYS NOR MORE THAN NINETY (90) DAYS PRIOR TO THE DATE OF THE ANNUAL MEETING; PROVIDED HOWEVER, THAT IN THE EVENT THAT LESS THAN SIXTY (60) DAYS NOTICE OR PRIOR PUBLIC NOTICE OF THE DATE OF THE ANNUAL MEETING IS GIVEN OR MADE TO STOCKHOLDERS, NOTICE BY THE STOCKHOLDER IN ORDER TO BE TIMELY MUST BE SO RECEIVED NOT LATER THAN THE CLOSE OF BUSINESS ON THE TENTH (10TH) DAY FOLLOWING THE DAY ON WHICH SUCH NOTICE OF THE DATE OF THE ANNUAL MEETING WAS MAILED OR SUCH PUBLIC DISCLOSURE OF THE DATE OF THE ANNUAL MEETING WAS MADE; AND (B) IN THE CASE OF A SPECIAL MEETING OF STOCKHOLDERS CALLED FOR THE PURPOSE OF ELECTING DIRECTORS, NOT LATER THAN NINETY (90) DAYS PRIOR TO THE DATE OF THE SPECIAL MEETING OR THE CLOSE OF BUSINESS ON THE TENTH (10TH) DAY FOLLOWING THE DAY ON WHICH NOTICE OF THE DATE OF THE SPECIAL MEETING WAS MAILED OR PUBLIC DISCLOSURE OF THE DATE OF THE SPECIAL MEETING WAS MADE, WHICHEVER FIRST OCCURS.

                  TO BE IN PROPER WRITTEN FORM, A STOCKHOLDER'S NOTICE TO THE SECRETARY MUST SET FORTH (A) AS TO EACH PERSON WHOM THE STOCKHOLDER PROPOSES TO NOMINATE FOR ELECTION AS A DIRECTOR (I) THE NAME, AGE, BUSINESS ADDRESS AND RESIDENCE ADDRESS OF THE PERSON, (II) THE PRINCIPAL OCCUPATION OR EMPLOYMENT OF THE PERSON, (III) THE CLASS OR SERIES AND NUMBER OF SHARES OF CAPITAL STOCK OF THE CORPORATION WHICH ARE OWNED BENEFICIALLY OR OF RECORD BY THE PERSON AND (IV) ANY OTHER INFORMATION RELATING TO THE PERSON THAT WOULD BE REQUIRED TO BE
DISCLOSED  IN A  PROXY  STATEMENT  OR  OTHER  FILINGS  REQUIRED  TO BE  MADE  IN

CONNECTION WITH  SOLICITATIONS OF PROXIES FOR ELECTION OF DIRECTORS  PURSUANT TO
SECTION 14 OF THE EXCHANGE ACT, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER; AND (B) AS TO THE STOCKHOLDER GIVING THE NOTICE (I) THE NAME AND RECORD ADDRESS OF SUCH STOCKHOLDER, (II) THE CLASS OR SERIES AND NUMBER OF SHARES OF CAPITAL STOCK OF THE CORPORATION WHICH ARE OWNED BENEFICIALLY OR OF RECORD BY SUCH STOCKHOLDER, (III) A DESCRIPTION OF ALL ARRANGEMENTS OR UNDERSTANDINGS BETWEEN SUCH STOCKHOLDER AND EACH PROPOSED NOMINEE AND ANY OTHER PERSON OR PERSONS (INCLUDING THEIR NAMES) PURSUANT TO WHICH THE NOMINATION(S) ARE TO BE MADE BY SUCH STOCKHOLDER, (IV) A REPRESENTATION THAT SUCH STOCKHOLDER INTENDS TO APPEAR IN PERSON OR BY PROXY, AT THE MEETING TO NOMINATE THE PERSONS NAMED IN ITS NOTICE AND (V) ANY OTHER INFORMATION RELATING TO SUCH STOCKHOLDER THAT WOULD BE REQUIRED TO BE DISCLOSED IN A PROXY STATEMENT OR OTHER FILINGS REQUIRED TO BE MADE IN CONNECTION WITH SOLICITATIONS OF PROXIES FOR ELECTION OF DIRECTORS PURSUANT TO SECTION 14 OF THE EXCHANGE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER. SUCH NOTICE MUST BE ACCOMPANIED BY A WRITTEN CONSENT OF EACH PROPOSED NOMINEE TO BEING NAMED AS A NOMINEE AND TO SERVE AS A DIRECTOR IF ELECTED.

                  NO PERSON SHALL BE ELIGIBLE FOR ELECTION AS A DIRECTOR OF THE CORPORATION UNLESS NOMINATED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS
SECTION 9 OR AS REQUIRED UNDER THE EXCHANGE ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER. IF THE CHAIRMAN OF THE MEETING DETERMINES THAT A
NOMINATION WAS NOT MADE IN ACCORDANCE WITH THE FOREGOING PROCEDURES, THE CHAIRMAN SHALL DECLARE TO THE MEETING THAT THE NOMINATION WAS DEFECTIVE AND SUCH DEFECTIVE NOMINATION SHALL BE DISREGARDED.

         [Section 8. ]SECTION 10. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of
Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the vote cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

         [Section 9. ]SECTION 11. Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         [Section 10. ]SECTION 12. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

         [Section 11. ]SECTION 13. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware
Court of Chancery for relief as provided in the General Corporation Law of Delaware, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

         [Section 12. ]SECTION 14. LIST OF STOCKHOLDERS.[ The Secretary] THE OFFICER WHO HAS CHARGE OF THE STOCK LEDGER OF THE CORPORATION shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at [said]the meeting, arranged in alphabetical order, AND showing the address of each stockholder and the number of shares registered in the name of each stockholder. NOTHING CONTAINED IN THIS
SECTION 14 SHALL REQUIRE THE CORPORATION TO INCLUDE ELECTRONIC MAIL ADDRESSES OR OTHER ELECTRONIC CONTACT INFORMATION ON SUCH LIST. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting,

[during ordinary business hours, ]for a period of at least ten (10) days prior to the meeting, [either at a place within the city where the meeting is to be held, which place shall be specified in](I) ON A REASONABLY ACCESSIBLE ELECTRONIC NETWORK, PROVIDED THAT THE INFORMATION REQUIRED TO GAIN ACCESS TO SUCH LIST IS PROVIDED WITH the notice of the meeting[, or, if not specified, at the place where the meeting is to be held. The list shall] OR (II) DURING ORDINARY BUSINESS HOURS, AT THE PRINCIPAL PLACE OF BUSINESS OF THE CORPORATION. IF THE MEETING IS TO BE HELD AT A PLACE, then the list shall also be produced and kept at the time and place[ of ] of the meeting during the whole time thereof[ and ], AND may be inspected by any stockholder[ who is present.] WHO IS PRESENT. IF THE MEETING IS TO BE HELD SOLELY BY MEANS OF REMOTE COMMUNICATION, THEN THE LIST SHALL BE PRODUCED AND KEPT AT THE TIME AND PLACE OF THE MEETING DURING THE WHOLE TIME THEREOF, AND MAY BE INSPECTED BY ANY STOCKHOLDER WHO IS PRESENT. THE LIST SHALL ALSO BE OPEN TO THE EXAMINATION OF ANY STOCKHOLDER DURING THE WHOLE TIME OF THE MEETING ON A REASONABLY ACCESSIBLE ELECTRONIC NETWORK, AND THE INFORMATION REQUIRED TO ACCESS SUCH LIST SHALL BE PROVIDED WITH THE NOTICE OF THE MEETING.

         [Section 13. ]SECTION 15.   ACTION WITHOUT MEETING.

                   (a) Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                   (b) Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty
(60) days of the earliest dated consent delivered to the corporation in the manner herein required, written consents signed by a sufficient number of stockholders to take action are delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

                   (c) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of the State of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

         [Section 14. ]SECTION 16.   ORGANIZATION.

                   (a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                   (b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE IV

                                    DIRECTORS

         SECTION 17. POWERS. THE BUSINESS AND AFFAIRS OF THE CORPORATION SHALL BE MANAGED BY AND BE UNDER THE DIRECTION OF THE BOARD OF DIRECTORS. THE POWERS OF THE CORPORATION SHALL BE EXERCISED, ITS BUSINESS CONDUCTED AND ITS PROPERTY CONTROLLED BY THE BOARD OF DIRECTORS, EXCEPT AS MAY BE OTHERWISE PROVIDED BY STATUTE, THE CERTIFICATE OF INCORPORATION OR THESE BYLAWS.

         [Section 15. Number and Term of Office. The]SECTION 18.
         NUMBER. SUBJECT TO ANY LIMITATIONS BY THE CERTIFICATE OF INCORPORATION OR THE DELAWARE GENERAL CORPORATION LAW, THE authorized number of directors of the corporation shall be [three. Directors need not be stockholders unless so required by the Certificate of Incorporation]NINE (9), OR SUCH OTHER NUMBER AS MAY BE CHANGED FROM TIME TO TIME BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST SIXTY-SIX AND TWO-THIRDS PERCENT (66 2/3%) OF THE VOTING POWER OF ALL THE THEN-OUTSTANDING SHARES OF THE VOTING STOCK OF THE CORPORATION. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

         [Section 16. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.]


         SECTION 19. ELECTION AND TERM OF OFFICE. EXCEPT AS PROVIDED IN SECTION 21 HEREOF, DIRECTORS SHALL BE ELECTED BY THE STOCKHOLDERS OF THE CORPORATION. EFFECTIVE ON AND AS OF THE ANNUAL MEETING OF STOCKHOLDERS IN 2003, THE BOARD OF DIRECTORS SHALL BE DIVIDED INTO THREE CLASSES, DESIGNATED AS CLASS I, CLASS II AND CLASS III. CLASS I SHALL CONSIST OF THREE (3) DIRECTORS, CLASS II SHALL CONSIST OF THREE (3) DIRECTORS AND CLASS III SHALL CONSIST OF THREE (3) DIRECTORS, WITH THE TERM OF OFFICE OF THE DIRECTORS OF ONE (1) CLASS EXPIRING EACH YEAR. EACH DIRECTOR SHALL SERVE FOR A TERM ENDING ON THE DATE OF THE THIRD ANNUAL MEETING FOLLOWING THE ANNUAL MEETING AT WHICH SUCH DIRECTOR WAS ELECTED; PROVIDED, HOWEVER, THAT THE DIRECTORS ELECTED TO CLASS I AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2003 SHALL SERVE FOR A TERM ENDING ON THE DATE OF THE ANNUAL MEETING NEXT FOLLOWING THE END OF THE CALENDAR YEAR 2003, THE DIRECTORS ELECTED TO CLASS II AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2003 SHALL SERVE FOR A TERM ENDING ON THE DATE OF THE ANNUAL MEETING NEXT FOLLOWING THE END OF THE CALENDAR YEAR 2004, AND THE DIRECTORS ELECTED TO CLASS III AT THE ANNUAL MEETING OF STOCKHOLDERS IN 2003 SHALL SERVE FOR A TERM ENDING ON THE DATE OF THE ANNUAL MEETING NEXT FOLLOWING THE END OF THE CALENDAR YEAR 2005.

[Section 17. Classes of Directors. ]Subject to the rights of the holders of any series of Preferred Stock OR OTHER OUTSTANDING SECURITIES OF THE CORPORATION to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders [for a term of one year]TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS TO ELECT DIRECTORS OF THE CLASS IN WHICH SUCH DIRECTORS SERVE. Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. [No decrease in the number of directors constituting the Board of Directors]IF THE NUMBER OF DIRECTORS IS CHANGED, ANY INCREASE OR DECREASE SHALL BE APPORTIONED AMONG THE CLASSES SO AS TO MAINTAIN THE NUMBER OF DIRECTORS IN EACH CLASS AS NEARLY EQUAL AS POSSIBLE, AND ANY ADDITIONAL DIRECTOR OF ANY CLASS ELECTED TO FILL A VACANCY RESULTING FROM AN INCREASE IN SUCH CLASS SHALL HOLD OFFICE FOR A TERM THAT SHALL COINCIDE WITH THE REMAINING TERM OF THAT CLASS, BUT IN NO CASE WILL A DECREASE IN THE NUMBER OF DIRECTORS shorten the term of any incumbent director.

         [Section 18. ]SECTION 20. VACANCIES. Unless otherwise provided in the Certificate of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director of any class elected [in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and]TO FILL A VACANCY RESULTING FROM AN INCREASE IN THE NUMBER OF DIRECTORS OF SUCH CLASS SHALL HOLD OFFICE FOR A TERM THAT SHALL COINCIDE WITH THE REMAINING TERM OF THAT CLASS until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

         [Section 19. ]SECTION 21. RESIGNATION. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

         [Section 20. ]SECTION 22.  REMOVAL.

                  (a) Subject to the rights of the holders of any series of Preferred Stock or other outstanding securities of the corporation, the Board of Directors or any individual director may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the "Voting Stock").

         [Section 21. ]SECTION 23. Meetings.

                   (a) Annual Meetings. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

                   (b) REGULAR MEETINGS. Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof.
Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware which has been designated by resolution of the Board of Directors or the written consent of all directors.

                   (c) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or any two of the directors.

                  (d) Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

                  (e) Notice of Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph or telex, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three
(3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                  (f) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

         [Section 22. ]SECTION 24.  Quorum and Voting.

                  (a) Unless the Certificate of Incorporation requires a greater number and except with respect to indemnification questions arising under
Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the [Board of Directors]STOCKHOLDERS in accordance with the Certificate of Incorporation AND THESE BYLAWS; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

                  (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

         [Section 23. ]SECTION 25. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         [Section 24. ]SECTION 26. Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

        SECTION 27. COMMITTEES.

                  (A) EXECUTIVE COMMITTEE. THE BOARD OF DIRECTORS MAY BY RESOLUTION PASSED BY A MAJORITY OF THE WHOLE BOARD OF DIRECTORS APPOINT AN EXECUTIVE COMMITTEE TO CONSIST OF ONE (1) OR MORE MEMBERS OF THE BOARD OF DIRECTORS. THE EXECUTIVE COMMITTEE, TO THE EXTENT PERMITTED BY LAW AND PROVIDED IN THE RESOLUTION OF THE BOARD OF DIRECTORS SHALL HAVE AND MAY EXERCISE ALL THE POWERS AND AUTHORITY OF THE BOARD OF DIRECTORS IN THE MANAGEMENT OF THE BUSINESS AND AFFAIRS OF THE CORPORATION, INCLUDING WITHOUT LIMITATION THE POWER OR AUTHORITY TO DECLARE A DIVIDEND, TO AUTHORIZE THE ISSUANCE OF STOCK AND TO ADOPT A CERTIFICATE OF OWNERSHIP AND MERGER, AND MAY AUTHORIZE THE SEAL OF THE
CORPORATION TO BE AFFIXED TO ALL PAPERS WHICH MAY REQUIRE IT; BUT NO SUCH COMMITTEE SHALL HAVE THE POWER OR AUTHORITY IN REFERENCE TO AMENDING THE CERTIFICATE OF INCORPORATION (EXCEPT THAT A COMMITTEE MAY, TO THE EXTENT AUTHORIZED IN THE RESOLUTION OR RESOLUTIONS PROVIDING FOR THE ISSUANCE OF SHARES OF STOCK ADOPTED BY THE BOARD OF DIRECTORS FIX THE DESIGNATIONS AND ANY OF THE PREFERENCES OR RIGHTS OF SUCH SHARES RELATING TO DIVIDENDS, REDEMPTION, DISSOLUTION, ANY DISTRIBUTION OF ASSETS OF THE CORPORATION OR THE CONVERSION INTO, OR THE EXCHANGE OF SUCH SHARES FOR, SHARES OF ANY OTHER CLASS OR CLASSES OR ANY OTHER SERIES OF THE SAME OR ANY OTHER CLASS OR CLASSES OF STOCK OF THE CORPORATION OR FIX THE NUMBER OF SHARES OF ANY SERIES OF STOCK OR AUTHORIZE THE INCREASE OR DECREASE OF THE SHARES OF ANY SERIES), ADOPTING AN AGREEMENT OF MERGER OR CONSOLIDATION, RECOMMENDING TO THE STOCKHOLDERS THE SALE, LEASE OR EXCHANGE OF ALL OR SUBSTANTIALLY ALL OF THE CORPORATION'S PROPERTY AND ASSETS, RECOMMENDING TO THE STOCKHOLDERS A DISSOLUTION OF THE CORPORATION OR A REVOCATION OF A DISSOLUTION, OR AMENDING THE BY-LAWS OF THE CORPORATION.

                  [Section 25. ](B) OTHER Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees[.], BUT IN NO EVENT SHALL SUCH COMMITTEE HAVE THE POWERS DENIED TO THE EXECUTIVE COMMITTEE IN THESE BYLAWS.

                  (C) TERM. EACH MEMBER OF A COMMITTEE OF THE BOARD OF DIRECTORS SHALL SERVE A TERM ON THE COMMITTEE COEXISTENT WITH SUCH MEMBER'S TERM ON THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS, SUBJECT TO THE PROVISIONS OF SUBSECTIONS (A) OR (B) OF THIS BYLAW MAY AT ANY TIME INCREASE OR DECREASE THE NUMBER OF MEMBERS OF A COMMITTEE OR TERMINATE THE EXISTENCE OF A COMMITTEE. THE MEMBERSHIP OF A COMMITTEE MEMBER SHALL TERMINATE ON THE DATE OF HIS DEATH OR VOLUNTARY RESIGNATION FROM THE COMMITTEE OR FROM THE BOARD OF DIRECTORS. THE
BOARD OF DIRECTORS MAY AT ANY TIME FOR ANY REASON REMOVE ANY INDIVIDUAL COMMITTEE MEMBER AND THE BOARD OF DIRECTORS MAY FILL ANY COMMITTEE VACANCY CREATED BY DEATH, RESIGNATION, REMOVAL OR INCREASE IN THE NUMBER OF MEMBERS OF THE COMMITTEE. THE BOARD OF DIRECTORS MAY DESIGNATE ONE OR MORE DIRECTORS AS ALTERNATE MEMBERS OF ANY COMMITTEE, WHO MAY REPLACE ANY ABSENT OR DISQUALIFIED MEMBER AT ANY MEETING OF THE COMMITTEE, AND, IN ADDITION, IN THE ABSENCE OR DISQUALIFICATION OF ANY MEMBER OF A COMMITTEE, THE MEMBER OR MEMBERS THEREOF PRESENT AT ANY MEETING AND NOT DISQUALIFIED FROM VOTING, WHETHER OR NOT HE OR THEY CONSTITUTE A QUORUM, MAY UNANIMOUSLY APPOINT ANOTHER MEMBER OF THE BOARD OF DIRECTORS TO ACT AT THE MEETING IN THE PLACE OF ANY SUCH ABSENT OR DISQUALIFIED MEMBER.

                  (D) MEETINGS. UNLESS THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, REGULAR MEETINGS OF THE EXECUTIVE COMMITTEE OR ANY OTHER COMMITTEE APPOINTED PURSUANT TO THIS SECTION 25 SHALL BE HELD AT SUCH TIMES AND PLACES AS ARE DETERMINED BY THE BOARD OF DIRECTORS, OR BY ANY SUCH COMMITTEE, AND WHEN NOTICE THEREOF HAS BEEN GIVEN TO EACH MEMBER OF SUCH COMMITTEE, NO FURTHER NOTICE OF SUCH REGULAR MEETINGS NEED BE GIVEN THEREAFTER. SPECIAL MEETINGS OF ANY SUCH COMMITTEE MAY BE HELD AT ANY PLACE WHICH HAS BEEN DETERMINED FROM TIME TO TIME BY SUCH COMMITTEE, AND MAY BE CALLED BY ANY DIRECTOR WHO IS A MEMBER OF SUCH COMMITTEE, UPON WRITTEN NOTICE TO THE MEMBERS OF SUCH COMMITTEE OF THE TIME AND PLACE OF SUCH SPECIAL MEETING GIVEN IN THE MANNER PROVIDED FOR THE GIVING OF WRITTEN NOTICE TO MEMBERS OF THE BOARD OF DIRECTORS OF THE TIME AND PLACE OF SPECIAL MEETINGS OF THE BOARD OF DIRECTORS. NOTICE OF ANY SPECIAL MEETING OF ANY COMMITTEE MAY BE WAIVED IN WRITING AT ANY TIME BEFORE OR AFTER THE MEETING AND WILL BE WAIVED BY ANY DIRECTOR BY ATTENDANCE THEREAT, EXCEPT WHEN THE DIRECTOR ATTENDS SUCH SPECIAL MEETING FOR THE EXPRESS PURPOSE OF OBJECTING, AT THE BEGINNING OF THE MEETING, TO THE TRANSACTION OF ANY BUSINESS BECAUSE THE MEETING IS NOT LAWFULLY CALLED OR CONVENED. A MAJORITY OF THE AUTHORIZED NUMBER OF MEMBERS OF ANY SUCH COMMITTEE SHALL CONSTITUTE A QUORUM FOR THE TRANSACTION OF BUSINESS, AND THE ACT OF A MAJORITY OF THOSE PRESENT AT ANY MEETING AT WHICH A QUORUM IS PRESENT SHALL BE THE ACT OF SUCH COMMITTEE.

         [Section 26. ]SECTION 28. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                                    ARTICLE V
                                    OFFICERS

         [Section 27. ]SECTION 29. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited [there from]THEREFROM by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

         [Section 28. ]Section 30.  Tenure and Duties of Officers.

                  (a) GENERAL. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

                  (b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

                  (c) Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

                  (d) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

                  (e) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

                  (f) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

        [Section 29. ]SECTION 31. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

        [Section 30. ]SECTION 32. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

        [Section 31. ]SECTION 33. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                   ARTICLE VI
                  EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
                     OF SECURITIES OWNED BY THE CORPORATION


        [Section 32. ]SECTION 34. Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

                   Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

                   All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

                   Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

        [Section 33. ]SECTION 35. Voting of Securities Owned [BY]By the Corporation.

                   All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

                                   ARTICLE VII
                                 SHARES OF STOCK

         [Section 34. ]SECTION 36. Form and Execution of Certificates. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

         [Section 35. ]SECTION 37. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

         [Section 36. ]SECTION 38.  Transfers.

                  (a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

                  (b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

         [Section 37. ]SECTION 39.  Fixing Record Dates.

                  (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                  (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         [Section 38. ]SECTION 40. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VIII

                       OTHER SECURITIES OF THE CORPORATION

         [Section 39. ]SECTION 41. Execution of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                   ARTICLE IX
                                    DIVIDENDS

         [Section 40. ]SECTION 42. Declaration of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

         [Section 41. ]SECTION 43. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                    ARTICLE X
                                   FISCAL YEAR


        [Section  42.   ]SECTION  44.  FISCAL  YEAR.  The  fiscal  year  of  the
corporation shall be fixed by resolution of the Board of Directors[.]

                                   Article XI
                                 INDEMNIFICATION

        [Section 43. ]SECTION 45. Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.

                  (a) Directors and Executive Officers. The corporation shall indemnify its directors and executive officers (for the purposes of this Article XI, "executive officers" shall have the meaning defined in Rule 3b-7 promulgated under the [Securities Exchange Act of 1934, as amended (the "]1934 Act[")]) to the fullest extent not prohibited by the Delaware General Corporation Law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law or (iv) such indemnification is required to be made under subsection (d).

                  (b)  Other   Officers,   Employees  and  Other   Agents.   The
corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Delaware General Corporation Law.

                  (c) EXPENSES. [The]TO THE EXTENT PERMITTED BY LAW, the corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph
(e) of this Bylaw, no advance shall be made by the corporation to an executive officer of the corporation (except by reason of the fact that such executive officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

                  (d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Bylaw to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful.
Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

                  (e) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law.

                  (f) Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  (d) Insurance. To the fullest extent permitted by the Delaware General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

                  (h) EFFECT OF Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

                  (i) Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

                  (j) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

                           (i) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

                           (ii) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

                           (iii) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                           (iv) References to a "director[,]", "executive officer[,]", "officer[,]", "employee[,]", or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

                           (v) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.

                                   ARTICLE XII
                                     NOTICES

         [Section 44. ]SECTION 46.  Notices.

                  (a) Notice to Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

                  (b) Notice to Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

                  (c) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

                  (d) Time Notices Deemed Given. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

                  (e) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

                  (f) Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

                  (g) Notice to Person [with]WITH Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

                  (h) Notice to Person with Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.


                                  ARTICLE XIII
                                   AMENDMENTS

         [Section 45. ]SECTION 47. Amendments. Subject to paragraph (h) of Section [43]45 of the Bylaws, the Bylaws may BE ONLY be altered [or amended or new Bylaws adopted ]by the affirmative vote of at least sixty-six and two-thirds percent (66[-] 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock.[ The Board of Directors shall also have the power to adopt, amend, or repeal Bylaws.]


                                  [ARTICLE XIV

                               LOANS TO OFFICERS]


         [Section 46. Loans to Officers. The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.]


                                   ARTICLE XIV

        SECTION 48. [INTENTIONALLY LEFT BLANK]

                                   ARTICLE XV
                                  MISCELLANEOUS

        [Section 47. ]SECTION 49. Annual Report.

                  (a) Subject to the provisions of paragraph (b) of this Bylaw AND THE RELEVANT PROVISIONS OF THE 1934 ACT, the Board of Directors shall cause an annual report to be sent to each stockholder of the corporation not later than one hundred twenty (120) days after the close of the corporation's fiscal year. Such report shall include a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by any report thereon of independent accounts or, if there is no such report, the certificate of an authorized officer of the corporation that such statements were prepared without audit from the books and records of the corporation. [When there are more than 100 stockholders of record of the corporation's shares, as determined by Section 605 of the California Corporations Code, additional information as required by Section 1501 (b) of the California Corporations Code shall also be contained in such report, provided that if the corporation has a class of securities registered under Section 12 of the 1934 Act, that Act shall take precedence. ]Such report shall be sent to stockholders at least fifteen (15) days prior to the next annual meeting of stockholders after the end of the fiscal year to which it relates.

(b) If and so long as there are fewer than 100 holders of record of the corporation's shares, the requirement of sending of an annual report to the stockholders of the corporation is hereby expressly waived.

                                    EXHIBIT C


           PROPOSED TEXT OF ARTICLE XX OF CERTIFICATE OF INCORPORATION


                                   ARTICLE XX

         The following language will be deleted from the Amended  Certificate of
Incorporation: "Fifth: The Board of Directors shall have the power to adopt, amend or appeal the By-laws.", and the following new Article XX will be added:
"The Certificate of Incorporation may only be altered or otherwise amended, modified or appealed by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the voting stock of the Corporation."

                                   APPENDIX I

                               TVG COMMENT LETTER


[LOGO] TVG

VIA FACSIMILE AND FEDERAL EXPRESS
---------------------------------

Victor Gallo
Youbet.com, Inc.
5901 De Soto Avenue
Woodland Hills, CA 91367

Re:  Comments On Draft Proxy Statement
     ---------------------------------

Dear Victor:

         Thank you for  providing  ODS  Technologies,  L.P.,  d/b/a TVG  Network
("TVG") with a copy of the draft revised proxy statement (the "Draft Proxy Statement") of Youbet.com, Inc. ("UBET") in connection with UBET's rescheduled annual meeting (the "Annual Meeting"). This letter sets forth TVG's comments on the Draft Proxy Statement. All capitalized terms not defined herein are used as defined in the Draft Proxy Statement. All page references are to the blacklined version you provided.

         1. The Draft Proxy Statement fails to provide a balanced presentation of Proposal No. 1 and Proposal No. 2, their potential effects, and their positive and negative factors. Among other things, the chart on pages 5-10 of the Draft Proxy Statement is egregiously skewed towards "potential risks" and appears designed to lead stockholders to vote in favor of Proposals 1 and 2 in accordance with UBET management's wishes. For example, many of the statements appearing under "Potential Risks" suggest that the exercise of the Additional Warrant by TVG would give TVG the unfettered right to conduct the business and affairs of UBET in the best interests of TVG without regard to the minority stockholders of UBET or the fiduciary duties applicable to all boards of directors of Delaware corporations. Putting aside whether the UBET board of directors (the "UBET Board") erred in not recognizing these considerations when approving Proposals 1 and 2, inclusion of these statements in the manner presented in the Draft Proxy Statement is misleading. Similarly, stating as a "Potential Risk" that "the Company's current management, directors and key employees may be terminated or forced to resign," without providing equivalent disclosure to the effect that such action could trigger the lucrative severance and retention packages approved by the UBET Board, is materially misleading. The chart also contains considerable speculation and irrelevant material. It also discloses confidential TVG in formation relating to the Hart-Scott Rodino Antitrust Improvements Act.

         2. The Draft Proxy Statement fails to describe adequately the defensive and TVG-specific purposes of Proposal No. 1 and Proposal No. 2. In his opinion and order granting TVG's application to enjoin the Annual Meeting as originally scheduled, Chancellor William B. Chandler, III of the Court of Chancery of the State of Delaware found as follows:

                Youbet  evaluated the option of adopting a staggered board and a
                supermajority   provision   as  defensive   measures   aimed  at
                frustrating

                  TVG's ability to obtain control of the  Company....  Given the entirety of the factual record, it is hard to escape the conclusion that the Amendments were specifically designed as defensive measures aimed directly at TVG.

ODS Technologies, L.P. v. Marshall, Del. Ch., C.A. No. 20527, slip op. at 12, Chandler, C. (Sept. 25, 2003) (the "Chancery Opinion").

         3. The Draft Proxy Statement fails to describe accurately the scope of Chancellor Chandler's decision in the Chancery Opinion. The Draft Proxy Statement suggests that UBET voluntarily postponed the Annual Meeting in deference to the Chancellor's view that UBET should disseminate additional information about Proposal No. 1 and Proposal No. 2. To the contrary, the Chancellor affirmatively enjoined UBET from proceeding with the vote on Proposal No. 1 and Proposal No. 2. See Chancery Opinion at 19. The Chancellor found that UBET's original proxy statement was "false and misleading." Chancery Opinion at
13. The Chancellor further held that UBET's disclosures "actually cross the line from omitting material information to become affirmatively misleading." Chancery Opinion at 14.

         4. Mr. Champion's letter to stockholders states that "Your Board of Directors has carefully reviewed the potential impacts of an exercise by TVG of the Additional Warrant on the Company and is providing you with the fruits of that analysis in the accompanying proxy statement." I have been advised by our Delaware counsel that the description of The UBET Board's reasons and conclusions is contradicted by documents which the UBET Board reviewed and which were produced by UBET in the Delaware action. I have not been able to review these documents, and Delaware counsel has not described them to me in detail, because UBET designated them "Highly Confidential" under the Confidentiality Stipulation and Order in the Delaware action.

         5. Mr. Champion's letter to stockholders fails to advise stockholders that the purpose of Proposal No. 1 and Proposal No. 2 is to frustrate TVG's ability to obtain control of the Company, or UBET management's belief that Proposal No. 1 and Proposal No. 2, if approved, would have that effect. See Chancery Opinion at 12. Given the central importance of these facts, they should be disclosed prominently in Mr. Champion's letter and elsewhere in the Draft Proxy Statement.

         6. The Draft Proxy Statement discusses an amendment to Section 20 of the Company's Bylaws to provide that "directors may only be removed from office with cause" or "by a 66 2/3% affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the Company's voting stock." Under Delaware law, a bylaw that purports to prevent directors from being removed except for cause is invalid in the absence of a comparable provision in the certificate of incorporation or a properly adopted classified board of directors. Following the implementation of a properly adopted classified board of directors, directors only can be removed without cause if the certificate of incorporation so provides. The "with cause" provision of
Section 20 is thus currently invalid. In the event the Company properly adopts a classified board of directors, the "without cause" provision of Section 20 will be invalid. There are no disclosures in the Draft Proxy Statement addressing the current invalidity of the "with cause" provision or the prospective invalidity of the "without cause" invalidity of the provision.

         7. The description of the voting standard for removal of directors and for amendments to the New Bylaws if Proposal No. 2 is adopted as "a 66 2/3% affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares" is convoluted, unclear and misleading.

         8. The Draft Proxy Statement incorrectly asserts that "many of" the amendments to the Company's bylaws "are designed to comply with the Sarbanes-Oxley Act of 2002 or reflect changes in Delaware law" The only amendment that appears designed to comply with Sarbanes-Oxley is the elimination of the authorization of loans to directors. The only provision that appears designed to reflect changes in Delaware law is the authorization to hold meetings solely by means of remote communication. The vast majority of the remaining provisions are defensive measures that limit stockholder rights, including:

              a. The advanced notice provision for stockholder-proposed business set forth in Section 8 of the New Bylaws;

              b.  The  advanced   notice   provision  for   stockholder-proposed
candidates for director set forth in Section 9 of the New Bylaws;

              c. The super-majority requirement for altering the number of Company directors set forth in Section 18 of the New Bylaws;

              d. The staggered board provision set forth in Section 19 of the New Bylaws;

              e. The supermajority provisions set forth in Sections 20 and 45 of The New Bylaws.

         9. The Executive Committee created pursuant to Section 25 of the New Bylaws is obviously designed to exclude any TVG-designated director from board deliberations in the event TVG exercises its right to place directors on the UBET board and TVG's designees do not constitute a majority of the board. The Draft Proxy Statement does not contain any disclosures relating to this issue.

         10. The Draft Proxy Statement discloses that "As permitted under Delaware law, the current by-laws provide that the Board can adopt, amend or repeal the by-laws." Draft Proxy Statement at 4. The Draft Proxy Statement does not disclose that if Proposal 2 is adopted, the UBET Board no longer will have the power to adopt, amend or repeal the by-laws.

         11. The Draft Proxy Statement describes the Additional Warrant on page 4 by stating ". . . the Company is obligated to issue additional warrants to TVG upon the issuance or exercise of any stock options or other warrants convertible into shares of the Company's Common Stock." This is inaccurate. TVG's right to acquire 51% of the outstanding shares of UBET's common stock is not maintained through the issuance of more warrants by UBET. This incorrect description is repeated on page 14.

         12. The Draft Proxy Statement incorrectly states on page 7 that "[t]he Company and TVG are currently arbitrating TVG's assertion that the submission of Proposal No. 1 and Proposal No. 2 to the Company's stockholders violates the no impairment clause." TVG's Demand in the Arbitration also asserts other bases on which the submission and/or adoption of Proposal No. 1 and Proposal No. 2 would violate TVG's rights.

         13. The Draft Proxy Statement discloses on p. 7 that "if the arbitrator rules adversely to the Company, we will again postpone the Annual Meeting and reconsider the Company's options." This disclosure is inconsistent with other disclosures in the Draft Proxy Statement.

         14. At page 7, the Draft Proxy Statement incorrectly states that the Company's payments to TVG are "the most significant" source of TVG's revenue. This is inaccurate.

         15. At page 8, the Draft Proxy Statement states that "Since TVG did not exercise the Additional Warrant prior to the record date for the Annual Meeting, TVG will not be entitled to vote shares underlying the Additional Warrant at the Annual Meeting." UBET excised from the Draft Proxy Statement all references to the record date for the Annual Meeting. UBET previously had undertaken to give TVG advance notice of the record date. Unless the record date for the Annual Meeting was again set in secret, contrary to UBET's undertaking to TVG, this disclosure is not accurate.

         16. The description of the License Agreement that appears on pages 13 and 14 of the Draft Proxy Statement is confusing and contains errors.

         17. The description of the issuance of the Additional Warrant on page 14 and elsewhere in the Draft Proxy Statement omits material facts in that it does not disclose that the issuance was conditioned upon the approval thereof by UBET's stockholders, that the UBET Board recommended in favor of stockholder approval and solicited proxies in favor of the issuance or that stockholder approval was obtained in August 2001.

         18. The Draft Proxy Statement should use the correct corporate name for Gemstar-TV Guide International, Inc. TVG is not a wholly-owned subsidiary of Gemstar-TV Guide International, Inc.

         19. Because UBET excised from the Draft Proxy Statement all references to the record date for the Annual Meeting, TVG cannot comment on the propriety of the record date or related disclosures and reserves all rights relating thereto.

         20. The Draft Proxy Statement omits disclosures relating to whether "directors or executive officers have an interest in the matters to be acted on." The answer is obviously, "yes," and UBET should disclose the conflicts of interest in detail. Because UBET omitted this section from the Draft Proxy Statement, TVG cannot comment on the propriety of UBET's disclosures and reserves all rights relating thereto.

         21. The Draft Proxy Statement omits disclosures relating to "Nominees to the Board of Directors." Because UBET omitted this section from the Draft Proxy Statement, TVG cannot comment on the propriety of' UBET's disclosures and reserves all rights relating thereto.

         22. At page 22 of the Draft Proxy Statement, UBET discloses that "Pursuant to the current by-laws of the Company, the Board has established that it shall consist of no less than four members." The term "current by-laws" is ambiguous and misleading because it is used elsewhere to refer to the 1999 bylaws. See, e.g. Draft Proxy Statement at 43. If this is a reference to the 1999 bylaws, then the statement is inaccurate.

         23. The Draft Proxy Statement omits disclosures relating to "Agreements with Board Nominees." Because UBET omitted this section from the Draft Proxy Statement, TVG cannot comment on the propriety of UBET's disclosures and reserves all rights relating thereto.

         24. The Draft Proxy Statement's disclosures regarding "Change of Control Arrangements" are incomplete, misleading and inaccurate. Note 8 to UBET's financial statements as included in UBET's Form 10QSB filed on October 31, 2003, indicates that UBET adopted a change-in-control plan covering all employees, not just certain executives. The Draft Proxy Statement does not contain adequate information on the magnitude of the change-in-control arrangements, including but not limited to the potential financial impact to UBET upon the trigger of any of the enumerated change-in-control provisions. Most significantly, the change-in-control arrangements were clearly adopted with the purpose and effect of operating as a defensive measure against TVG's exercise of the Additional Warrant. The Draft Proxy Statement does not contain any disclosure about these matters.

         25. The Draft Proxy Statement's description of Proposal 1 is misleading, incomplete and inaccurate. The description of the potential exercise by TVG of the Additional Warrant as a "tactic[ ] . . . to gain control of the Company" is a false and misleading description of the May 2001 strategic transaction between TVG and UBET. It likewise conflicts with existing disclosures by UBET regarding its strategic relationship with TVG, as well as with prior disclosures by UBET about the value to UBET of the cash infusion provided by the Additional Warrant exercise price. Equally misleading is the disclosure that "[t]he classified board proposal also is intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the Board." TVG engaged in arms' length negotiations with the UBET Board in connection with the May 2001 strategic transaction and, among other things, bargained for and obtained the Additional Warrant. As Chancellor Chandler found, the purpose of Proposal 1 is to frustrate TVG's bargained-for rights. Chancery Opinion at 12. The description of Proposal 1 also continues to indicate that there is a likelihood of a third parry acquisition offer from or transaction with an entity other than TVG. As Chancellor Chandler found, in light of TVG's rights, "it is unlikely that there are any other potential acquirors of Youbet." Chancery Opinion at 12.

         26. The Draft Proxy Statement's description of Proposal 2 is misleading, incomplete and inaccurate. Among other things, it fails to discuss that adoption of Proposal 2 will eliminate the right of the UBET Board to amend the Company's bylaws.

         27.  The  Draft  Proxy   Statement's   description  of  Proposal  3  is
incomplete. TVG cannot comment on the propriety of UBET's disclosures on these issues and reserves all rights relating thereto.

         28. TVG cannot confirm the accuracy of UBET's disclosures regarding internal events at the Company, such as meetings of the UBET Board or any committee thereof, or actions taken by the UBET Board or any committee thereof. TVG cannot comment on the propriety of UBET's disclosures on these issues and reserves all rights relating thereto.

                        TVG reserves the right to object to and/or challenge the
                propriety of UBET's disclosures in connection with the Annual Meeting with respect to any matters, regardless of whether or not they have been identified here.

                        We are  available to discuss  these matters with you and
                your counsel.

                                                Sincerely yours,


                                                /s/ John Hindman

cc:      Steve Kay
         EVP & General Counsel
         Gemstar-TV Guide International, Inc.

                                   APPENDIX II

              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

A.      Authority

        1. The Board of Directors (the "Board") of Youbet.com, Inc. (the "Company") has established a Nominating & Corporate Governance Committee (the "Committee") with oversight responsibilities as described in this Charter of the Nominating & Corporate Governance Committee (this "Charter") or as additionally requested by the Board.

        2. The Committee shall: (i) identify and assess individuals qualified to serve as directors on the Board; (ii) select or recommend that the independent members of the Board select, the director nominees for the next Annual Meeting of the Stockholders; and (iii) develop and recommend to the Board a set of corporate governance principles applicable to the Company.

        3. The Committee is empowered to retain persons having special competence and expertise as necessary to assist the Committee in fulfilling its responsibilities pursuant to the requirements of this Charter, and the rules and regulations of the Securities and Exchange Commission ("SEC") and the rules and regulations of other regulatory organizations to which the Company is subject, all with authorization and concurrence of the Board.

B.      Purpose

        The purpose of the Committee includes, but is not limited to:

        1. identifying and recommending to the Board qualified potential director nominees for election at each of the Company's Annual Meeting of the Stockholders;

        2. recommending to the Board those directors that should serve as members and chairpersons of the committees of the Board;

        3. developing and recommending to the Board the Company's corporate governance policies and procedures; and

        4. recommending to the Board the compensation for members and chairpersons of the Board's committees.

C.      Membership

        5. The members of the Committee shall be appointed by the Board. Consistent with the rules and regulations of the SEC and of other regulatory organizations to which the Company is subject, as appropriate, the Committee will consist of at least three independent directors.

        6. The Committee members will be free from any financial, family or other material personal relationship that, in the opinion of the Board or the other Committee members, would interfere with the exercise of such member's independence from the Company and the Company's management.

        7. All members of the Committee must have sufficient expertise in the area of director selection and/or corporate governance, as determined by the Board in its business judgment, to discharge the responsibilities of the Committee as set forth in this Charter, or must acquire such expertise within a reasonable period of time after his or her appointment to the Committee.

        8. The Chairperson of the Committee shall be designated by the Board.

D.      Term

        9. The Board will appoint the members of the Committee, including the chairperson, annually at its organizational meeting.

        10. During their annual term, members of the Committee may be removed only by the affirmative vote of a majority of the Board.

E.      Meetings

        Absent unusual circumstances, the Committee shall meet at least twice annually. In addition, special meetings shall be held as circumstances require as determined by the Committee's Chairperson or by any two other members of the Committee. The Committee may invite to its meetings such other directors, members of Company management and such other persons or advisors as the Committee or its Chairperson deems necessary or appropriate in order to carry out the Committee's duties and responsibilities. The Committee, through its Chairperson, shall report its activities to the Board at the Board meeting next following each Committee meeting so that the Board is kept fully informed of the Committee's activities on a current basis. Minutes of each Committee meeting shall also be distributed to the Board as and when appropriate.

F. Reporting and Communications; Responsibilities of the Nominating & Corporate Governance Committee

        The policies and procedures by which the Committee executes its responsibilities pursuant to this Charter shall be flexible in order to best respond to changing conditions and to ensure that the Company's corporate governance policies and procedures continue to effectively and efficiently promote the interests of the Company's and its stockholders. The Committee may not delegate any of its responsibilities to management, but may delegate any of its responsibilities to subcommittees consisting solely of two or more members of the Committee. In addition, the Committee may establish a procedure whereby the Committee may recommend certain actions to the Board for the Board's determination.

         In carrying out its responsibilities, the Committee shall:

11.     Board Candidates and Nominees.

        a. be responsible for the nomination or director nominees or the recommendation of director nominees for nomination by the independent members of the Board;

        b. establish and communicate to stockholders a method for stockholders to recommend potential director nominees for the Committee's consideration in accordance with the Company's by-laws and the applicable rules and regulations of the SEC, the Nasdaq Stock Market, Inc. and the other regulatory organizations to which the Company is subject;

        c.      develop reasonable criteria for selection of director nominees;

        d.      conduct   appropriate   inquiries  into  the   backgrounds   and
                qualifications of potential director nominees; and

        e. identify and recommend to the Board qualified potential director nominees who bring knowledge, experience and expertise that would benefit the Board, the Company and its stockholders, as determined advisable by the Committee.

12.     Board and Committees.

        a. plan for continuity on the Board as directors are scheduled to retire from the Board;

        b. review and recommend to the Board an appropriate course of action with respect to or upon the resignation, retirement or removal of any director, including whether a new director should be appointed by the Board prior to the Company's next Annual Meeting of Stockholders;

        c. from time to time as the Committee determines it to be necessary or appropriate, review and recommend to the Board changes to the size of the Board and its committees;

        d. from time to time as the Committee determines it to be necessary or appropriate, review and recommend to the Board changes to policy matters pertaining to the roles, responsibilities, retirement age, term limits and removal of directors;

        e. oversee management's establishment of and, from time to time as the Committee determines it to be necessary or appropriate, review the effectiveness of the Company's new director orientation program and continuing director education program;

        f. from time to time as the Committee determines it to be necessary or appropriate, review all Board committees and their charters and, as necessary, recommend to the Board changes in the committee charters or the responsibilities or number of committees;

        g. from time to time as the Committee determines it to be necessary or appropriate, recommend that the Board establish a new or special committee of the Board that may be necessary to properly address ethical, legal or other matters that may arise;

        h. on an annual basis, determine and propose to the Board which directors should serve as members and chairpersons of the Board's committees. In making its determinations, the Committee shall consider at least the following: (i) balancing the benefits derived from continuity against the benefits derived from the diversity of experience and viewpoints that may result from the rotation of committee members and chairpersons; (ii) subject matter expertise; (iii) applicable legal or other requirements; (iv) tenure; (v) the desires of individual members of the Board; (vi) as applicable, the independence standards applicable to the members of such committees; and (vii) such criteria, factors and circumstances as it determines to be necessary or appropriate;

        i. on an annual basis, review the compensation attributable to service as a member of the Board, or as a member or chairperson of its committees, and recommend to the Board the compensation payable for the following year. As necessary, review any special compensation which might be paid to a member of the Board or one of its committees, and recommend to the Board such compensation;

        j. from time to time as the Committee determines it to be necessary or appropriate, review the qualifications and performance of any members of the Board. As incumbent directors are eligible for re-election under the terms of their prior election, consider whether to recommend each incumbent director for re-election;

        k. on an annual basis, conduct an assessment of the Board's performance during the previous year. The purpose of this assessment is to increase the effectiveness of the Board and its members. In conducting such assessments, the Committee shall consider such criteria, factors and circumstances as they determine to be necessary or appropriate; and

        l. on an annual basis, conduct a self-assessment of its performance during the previous year. The purpose of this assessment is to increase the effectiveness of the Committee and its members. Compliance with the responsibilities listed in this Charter shall form the principal criteria for such assessments, as well as such other factors and circumstances as are determined appropriate by the Committee or the Board.

Governance Principles.

        m. develop and recommend to the Board a set of corporate governance principles that complies with the rules and regulations and the SEC and of other regulatory organizations to which the Company is subject. Such corporate governance principles shall address at least the following: (i) director qualification standards;
                (ii) director responsibilities; (iii) director access to management and, as necessary and appropriate, independent advisors; (iv) director compensation; (v) director orientation and continuing education; (vi) management succession; and (vii) annual performance evaluation of the Board;

        n. at least annually, review such corporate governance practices and procedures and take such actions as the Committee deems necessary or appropriate; and

        o. review and make recommendations to the Board regarding stockholders' proposals that relate to corporate governance submitted to the Company pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

14.     Code of Conduct and Ethics.

        p. develop and recommend to the Board a Code of Conduct and Ethics (the "Code of Conduct") that complies with the rules and regulations of the SEC and of other regulatory organizations to which the Company is subject. Such Code of Conduct shall address at least the following: (i) conflicts of interest; (ii)
                corporate opportunities; (iii) confidentiality; (iv) fair dealing; (v) protection and proper use of Company assets; (vi) compliance with laws, rules and regulations (including insider trading laws); (vii) encouraging the reporting of any illegal or unethical behavior; and (viii) such issues related to the Company's senior financial officers as required by the SEC; and

        q. at least annually, review the Code of Conduct and take such actions as the Committee deems necessary or appropriate.

15.     General.

        r. from time to time as the Committee determines it to be necessary or appropriate, it may select and retain independent counsel or other advisors, including a search firm to help identify new potential director nominees or to provide independent advice to the Committee. The Committee shall have the sole authority to retain (on terms established solely by the Committee), terminate and approve the fees of any such counsel and advisors. The Committee may meet with any such counsel or advisors without management present. The Company will bear the cost of such counsel and advisors;

        s. from time to time as the Committee determines it to be necessary or appropriate, consult with the Company's General Counsel and outside legal counsel, if determined necessary or appropriate, with respect to the terms and conditions of the Company's

                Certificate of Incorporation and by-laws as they relate to corporate governance matters and take such actions as the Committee deems necessary or appropriate, subject to Board and stockholder approval, if applicable, in accordance with the Company's by-laws and applicable law; and

        t. from time to time as the Committee determines it to be necessary or appropriate, conduct such reviews, investigations and surveys and take such action as the Committee may consider necessary or appropriate in the exercise of its duties and responsibilities.

                                  APPENDIX III

                         COMPENSATION COMMITTEE CHARTER



        The Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Youbet.com, Inc. (the "Company") serves as the representative of the Board in matters relating to compensation of the Company's directors, executive officers and senior management.

Organization

        The Committee will consist of at least two (2) members appointed by the Board who will serve until their successors are duly elected, qualified and appointed. The Board may designate one member of the Committee as chairperson. Each member of the Committee shall meet the applicable independence and other requirements for set forth in the applicable rules of the Nasdaq Stock Market, Inc. ("Nasdaq"), the Securities and Exchange Commission ("SEC") and any other regulatory organizations to which the Company is subject. Each member of the Committee also shall qualify as a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and as an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Responsibilities and Duties

        The Committee will be responsible for the oversight of the Company's executive compensation policies, plans and benefit programs, which are designed to attract, motivate and reward highly qualified executives for the attainment of long-term strategic management goals and the enhancement of shareholder value. The Company's executive compensation policies, plans and benefit programs will be designed to create a performance-driven environment and retain executives whose abilities are critical to the Company's long-term success and competitiveness. In developing compensation policies, plans and benefit programs, and setting and reviewing compensation levels, including base salary, annual incentive compensation and long-term equity-based incentive awards, the Committee will take into account industry, locality and peer group norms and hiring and retention needs.

        Among other functions that are suggested by principles of good governance and that are required by law, the applicable rules of Nasdaq and the SEC or any other functions that may be delegated by the Board to it, the Committee will (consulting with outside advisors if and when appropriate):

        o Annually review and approve corporate goals and objectives relevant to the compensation of the chief executive officer, evaluate the performance of the chief executive officer in light of those goals and objectives and set the level of compensation for the chief executive officer based on that evaluation. The level of compensation will then either be approved by the Committee itself or by a majority of the independent directors of the Board, as the Board may direct. The chief executive officer may not be present during any deliberations or vote of the Committee or the independent directors of the Board with respect to the chief executive officer's compensation;


                                     III-1

        o Develop guidelines, review and make recommendations to the Board regarding the compensation and performance of other executive officers and senior management. The compensation of other executive officers and senior management will then either be approved by the Committee or by a majority of the independent directors of the Board, as the Board may direct;

        o Review and evaluate director compensation levels and practices and, from time to time, recommend to the Board changes in director compensation levels and practices;

        o Review and approve termination and severance packages for executive officers and senior management;

        o Oversee the Company's stock option, compensation, incentive or other similar plans that may be approved by the Board, including the 1998 Stock Option Plan, and review and approve any proposed changes to these plans;

        o Prepare, to the extent required by SEC rules and regulations and in consultation with Company counsel as necessary to ensure that the report complies with applicable law, an annual Compensation Committee Report on Executive Compensation as required by the Exchange Act and the applicable rules and regulations of the SEC, which will be included in the Company's proxy statement;

        o Consider the impact on the Company, if any, of Section 162(m) of the Code (which limits corporate deductions to $1,000,000 for certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies), in setting the compensation of executives and document, as necessary, specific performance goals and take all other reasonable steps in order to preserve the Company's tax deductions. It is the policy of the Committee to preserve the deductibility of compensation under Section 162(m) to the extent it believes that doing so would be consistent with the best interests of the Company's shareholders;

        o Review and approve the Company's succession planning processes for executive officers and senior management, and assume direct involvement in, and approval of, chief executive officer and chief financial officer selection;

        o Establish a procedure whereby the Committee may recommend certain actions to the Board for the Board's approval.

        o Review and assess the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval; and

        o Perform any other functions, as the Board may deem appropriate, relating to executive compensation matters that are otherwise consistent with this Charter, the Company's by-laws, applicable law and the applicable rules of Nasdaq or the SEC.

Meetings

     The Committee shall meet from time to time as necessary. The Committee will meet separately from the Board at least one time during the Company's fiscal year and at such other times as may be required, as determined by the chairperson, in order to discharge the Committee's duties.



                                      III-2

Outside Advisors

In discharging its duties and responsibilities, the Committee is empowered to investigate any matter relating to its purpose, duties or responsibilities that it deems appropriate and shall have full access to all books, records, facilities and personnel of the Company. The Committee also is authorized to retain such professionals, experts and advisors as the Committee determines to be necessary or appropriate to assist it in the performance of any of its functions, including determining the fees to be paid and the other terms of engagement for such outside advisors.



                                      III-3

                                   APPENDIX IV

                             AUDIT COMMITTEE CHARTER

There shall be a committee of the Board of Directors (the "Board") of Youbet.com, Inc. (the "Company") known as the Audit Committee (the "Committee"). This charter governs the operations of the Committee.

                                  Organization

The Committee shall be appointed by the Board and shall comprise at least three directors, each of whom shall satisfy the applicable independence, financial literacy and experience requirements of The Nasdaq Stock Market, Inc. ("Nasdaq") and any other applicable legal or regulatory requirements. The members of the Committee shall serve on the Committee until they resign or their successors shall be duly appointed and qualified. If a member of the Committee simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and disclose such determination in the Company's annual proxy statement. Unless a Chair is appointed by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

All members of the Committee shall be able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. At least one member of the Committee shall (i) be an "audit committee financial expert," as such term is defined in Item 401(h) of Regulation S-K as promulgated by the Securities and Exchange Commission ("SEC"), or (ii) have past employment experience in finance or accounting or any other comparable experience or background which results in that member's financial sophistication.

Members of the Committee shall receive compensation in an amount as determined from time to time by the Board. No member of the Committee shall accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or its subsidiaries other than in his or her capacity as a member of the Board, of the Committee or of any other committee of the Board, or in the form of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company provided such amounts are not contingent in any way on continued service.

                               Statement of Policy

The Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal control over financial reporting, the internal audit function, the annual independent audit of the Company's financial controls, and the annual independent audit of the Company's financial statements, and ethics programs as established by management and the Board.

It is the responsibility of the Committee to maintain free and open communication between the Committee, Independent Auditors (as defined below), the internal auditors (if applicable) and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

                           Responsibilities and Duties

The primary responsibility of the Committee is to oversee the Company's accounting and financial reporting processes and the audits of the financial statements of the Company. Management is responsible for preparing the Company's financial statements and the Independent Auditors are responsible for auditing such financial statements. The Committee shall have a clear understanding with management and the Independent Auditors that the Independent Auditors are ultimately accountable to the Committee, as representatives of the Company's stockholders.

The following shall be the principal recurring duties of the Committee in carrying out its responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

        o The Committee shall have the direct responsibility for the appointment, compensation, retention (with subsequent submission to the Company's stockholders for ratification) and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (the "Independent Auditors"), and be the governance body to which the Independent Auditors must report directly.

        o The Committee shall report regularly to the Board to review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors or the performance of the internal audit function.

        o       The  Committee  is  responsible  for  ensuring  the  Independent
                Auditors' independence by discussing with the Independent Auditors their independence from management, requiring that the Independent Auditors submit a formal written independence letter at least annually, and monitoring disclosed relationships or services that may impact objectivity or independence.

        o The Committee shall discuss with the Independent Auditors the overall scope and plans for their audit including the adequacy of staffing and compensation, as well as any other matters required to be discussed by any applicable rule or regulation. Also, the Committee shall discuss with management and the Independent Auditors the adequacy and effectiveness of the Company's internal control over financial reporting, as well as the Company's system to monitor and manage business risk and ethical compliance programs.

        o The Committee shall review with management and the Independent Auditor the Company's earnings press releases.

        o The Committee shall review with management and the Independent Auditors the interim financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to the filing of the Company's Quarterly Report on Form 10-Q or Form 10-QSB, as appropriate. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the Independent Auditors under generally accepted auditing standards. Two members of the Committee may represent the entire committee for the purposes of this review.

        o The Committee shall review with management and the Independent Auditors the financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," prior to the filing of the Company's Annual Report on Form 10-K or Form 10-KSB, as appropriate (or the annual report to stockholders if distributed prior to the filing of Form 10-K). This review shall include their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the Independent Auditors under generally accepted auditing standards.

        o The Committee shall recommend to the Board whether, based on the Committee's review of the audited financial statements and its discussions with management and the Independent Auditors, such audited financial statements should be included in the Company's annual report on Form 10-K or 10-KSB, as appropriate.

        o The Committee shall comply with applicable pre-approval and disclosure requirements for audit services and non-audit services provided by any auditors, as required by Section 10A of the Securities Exchange Act of 1934, as amended (the "Act").

        o The Committee shall assure the regular rotation of the lead audit partner and compliance with the conflicts of interest requirements of Section 10A of the Act.

        o The Committee shall obtain the written disclosures and letter from the independent accountants required by Independence
                Standards Board Standard No. 1, as may be modified or supplemented, and discuss with the independent accountant the independent accountant's independence.

        o The Committee shall discuss with the Independent Auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as may be modified or supplemented.

        o The Committee shall review any reports required to be delivered to the Committee by any of the Company's registered public accounting firm(s) pursuant to Section 10A of the Act.

        o The Committee shall review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the Independent Auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

        o The Committee shall prepare the Audit Committee report required by the SEC to be included in the Company's annual proxy statement. Such report shall state the name of each member of the Committee and whether the Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the Independent Auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as may be modified or supplemented; and (iii) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

        o The Committee shall consider and approve or disapprove any and all transactions involving the Company and any director, executive officer, senior financial officer or any related party and other questions of actual and potential conflicts of interest or appearances of impropriety of or involving the Company's directors, executive officers or senior financial officers or any related party as they may arise, from time to time, and, when determined to be necessary or appropriate, issue to a director, executive officer or senior financial officer instructions on how to conduct himself/herself in such matters so as to ensure that the best interests of the Company are protected. In considering all such matters, the Committee shall consider at least the following: (i) whether or not the relationship or transaction is on terms and conditions not materially less favorable to the Company than could be obtained from an independent third party (including, if determined necessary or appropriate, obtaining independent support for such conclusion); (ii) the reasons for and the benefits obtainable by the Company from such relationship or transaction; (iii) the impact of such relationship or transaction on the director's or officer's ability to continue to serve the best interests of the Company; and (iv) anticipated stockholder reaction to such relationship or transaction. The Committee shall ensure that all approved related party transactions or other actual and potential conflicts of interest or appearances of impropriety, to the extent determined material, are properly disclosed to the Company's stockholders in accordance with the applicable rules and requirements of the SEC and Nasdaq.

        o The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by Company employees and others of concerns regarding questionable accounting or auditing matters.

        o       The  Committee  shall  engage  independent   counsel  and  other
                advisers, as the Committee determines necessary to carry out its duties.

        o The Committee shall determine the level of appropriate funding for the Committee to (i) compensate to any registered accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensate to any advisers employed by the Committee and (iii) pay ordinary administrative expenses of the Committee that are necessary or appropriate to carry out its duties; and communicate such funding amount to the Board as necessary for funding purposes.

        o       The Committee shall annually review and reassess the adequacy of
                this  Charter  and  make   recommendations   to  the  Board,  as
                conditions dictate, to update this Charter.

        o The Committee shall perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Board may delegate to the Committee.


                             Performance Evaluation

         The Committee shall complete an annual evaluation of the Committee's performance.


                              Disclosure of Charter


                  This Charter will be made available on the Company's website and filed with the Company's Proxy Statement every three years, or more frequently as required by the applicable rules and regulations of the SEC and Nasdaq.

                                                              Form of Proxy Card

                                YOUBET.COM, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                JANUARY 23, 2004

             INSTRUCTIONS FOR VOTING YOUR PROXY BY INTERNET OR MAIL

THROUGH THE INTERNET                                                   BY MAIL
1.   Access the website at https://www.proxyvotenow.com/ubet           1.    Mark, sign and date your proxy.
                           ---------------------------------

2.   Enter the Control Number located in the box below when            2.    Return the card in the postage-paid
     prompted.                                                               envelope provided.

3.   Follow the simple instructions to register your vote.

Your internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card.

PLEASE NOTE ALL VOTES CAST VIA THE INTERNET MUST BE CAST PRIOR TO MIDNIGHT, NEW YORK TIME ON [ ].


                       CONTROL NUMBER FOR INTERNET VOTING

                      -------------------------------------

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated [ ] and hereby appoints Charles F. Champion and Gary W. Sproule, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned's shares of Common Stock of YouBet.com, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters office located at 5901 De Soto Avenue, Woodland Hills, California 91367, on Friday, January 23, 2004, at 2:00 p.m., Pacific Time, and at any adjournments or postponements thereof.

1. __ For __ Against __ Abstain: To approve an amendment to the Company's Certificate of Incorporation and ratify an amendment to the Company's by-laws to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office.

2. __ For __ Against __ Abstain: To approve an amendment to the Company's Certificate of Incorporation and ratify an amendment to the Company's by-laws to provide that future amendments to the Certificate of Incorporation and by-laws must be approved by an affirmative vote of at least 66 2/3% of the votes of the outstanding shares of the Company's Common Stock.

3. ___ For All
   ___ Withhold All
   ___ For All Except the Following Nominees:________________________________

The Board of Directors has nominated the following nine persons for election as directors of the Company: Charles F. Champion, David M. Marshall, Gary Adelson, Guy Chipparoni, James Edgar, Joseph Barletta, Frank Washington, Jesse H. Choper and Steve Good. If Proposal 1 is approved, these directors will serve as follows:

Frank Washington, Jesse H. Choper and Steve Good will serve as Class I Directors, whose term will expire at the 2004 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

Guy Chipparoni, David M. Marshall and Gary Adelson will serve as Class II Directors, whose term will expire at the 2005 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

Charles F. Champion, Joseph Barletta and James Edgar will serve as Class III Directors, whose term will expire at the 2006 Annual Meeting of Stockholders or until his successor is duly elected and qualified. If Proposal 1 is not approved, all of these directors will serve for a term of one (1) year or until such director's successor is elected and qualified.

4. __ For __ Against __ Abstain: To ratify the selection of BDO Seidman, LLP, as independent auditors of the Company for the fiscal year ending December 31, 2003.

5. In their discretion, upon such other matters as may properly come before the meeting. The Board of Directors recommends a vote FOR the nominees and each of the proposals above and if no specification is made, the shares will be voted for such nominees and proposals.

With respect to Proposal No. 1 and Proposal No. 2, the Board has resolved that if there is a ruling in the ongoing arbitration proceeding between the Company and TVG that Proposal No. 1 and Proposal No. 2 breach the Warrant Issuance Agreement or the Additional Warrant, the Company will not implement such Proposals, even if stockholders have approved them. For more information regarding the arbitration proceeding, see "Why was the September 26, 2003 meeting postponed?" in the accompanying proxy statement.


Dated: ___________________

                             Stockholder's Signature

         The stockholder's signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO THE ALTMAN GROUP, INC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES IN ITEM 3, FOR THE PROPOSALS SET FORTH IN ITEMS 1, 2, AND 4, AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 5. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.